Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Version

Comprehensive Beverage Agreement

THIS AGREEMENT, made and entered into with effect from May 23, 2014, by and among THE COCA-COLA COMPANY, a Delaware corporation (“Company”); COCA-COLA REFRESHMENTS USA, INC. (“CCR”), a wholly owned subsidiary of Company; and COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (“Bottler”).

I RECITALS

A.	Company has authorized CCR to, among other things, distribute, promote, market, and sell in defined geographic territories certain shelf-stable, ready-to-drink beverages and related products identified on Exhibit A, as may be updated from time to time, and has granted to CCR the right to use the Trademarks listed on Exhibit B, as may be updated from time to time, to identify and distinguish such beverages and related products.

B.	CCR desires to grant to Bottler, subject to the terms and conditions set forth in this Agreement, the rights and obligations that CCR has received from Company to distribute, promote, market, and sell such beverages and related products in the Territory identified on Exhibit C, as may be updated from time to time, and an exclusive sub-license to use the Trademarks solely in connection with the distribution, promotion, marketing, and sale of such beverages and related products in the Territory.

C.	Company desires to consent to such grant, subject to agreement by CCR and Bottler to the terms and conditions of this Agreement.

D.	Company has a vested and legitimate interest in maintaining, promoting and safeguarding the overall performance, efficiency and integrity of Company’s production, distribution and sales system, in general, and of the performance of CCR and Bottler under this Agreement, in particular, and thus desires to be a party to this Agreement and to fulfill certain obligations and benefit from certain covenants as specified herein.

E.	Company and Bottler are parties to certain preexisting contracts identified on Exhibit D under which Bottler is, among other things, authorized to manufacture in certain authorized containers, and distribute, promote, market, and sell, Coca-Cola and other beverages marketed under trademarks owned by or licensed to Company, including through Direct Store Delivery (DSD), in the territories identified in such contracts. The execution and delivery of this Agreement will not affect any of the rights or obligations of the parties to such contracts, each of which will remain in force and effect in accordance with their respective terms.

Classified - Confidential

F.	Although Bottler is not authorized under this Agreement to produce Company’s beverage products for sale and distribution in the Territory, Bottler will continue to be identified as “Bottler” in this Agreement, because the parties believe that use of the term “Bottler” is important to historical and continuing commercial relationships between Bottler and customers, consumers, and communities in Bottler’s territory.

Company, CCR and Bottler agree as follows:

II.	DEFINITIONS

“Affiliate” means, as to any Person, another Person that Controls, is Controlled by, or is under common Control with the first Person.

“Agreement” means this Comprehensive Beverage Agreement Form EPB Lead Market Sub-bottler among Company, CCR, and Bottler, as hereafter amended by the parties in accordance with the provisions hereof.

“Alternate Route to Market Beverage” means any Covered Beverage or Related Product that is identified through the Governance Process as an “Alternate Route to Market Beverage.”

“Alternate Route to Market Channel” means any sales channel that is identified through the Governance Process as an “Alternate Route to Market Channel.”

“Alternate Route to Market Customer” means any customer that is identified through the Governance Process as an “Alternate Route to Market Customer.”

“Beneficial Owner” means a Person having Beneficial Ownership of any securities.

“Beneficial Ownership” means (i) voting power which includes the power to vote, or to direct the voting of, any securities, or (ii) investment power which includes the power to dispose, or to direct the Disposition of, any securities; provided further Beneficial Ownership will include any such voting power or investment power which any person has or shares, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise; provided, however, that the following persons will not be deemed to have acquired Beneficial Ownership under the circumstances described: (a) a person engaged in business as an underwriter of securities who acquires securities through his participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933 will not be deemed to be the Beneficial Owner of such securities until such time as such underwriter completes its participation in the underwriting and will not thereupon or thereafter be deemed to be the Beneficial Owner of the securities acquired by other members of any underwriting syndicate or selected dealers in connection with such underwriting solely by reason of customary underwriting or selected dealer arrangements; (b) a member of a national securities exchange will not be deemed to be a Beneficial Owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities and, pursuant to the rules of such exchange, may direct the vote of such securities, without instruction, on other than contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted, but is otherwise precluded by the rules of such exchange from voting without instruction; (c) the holder of a proxy solicited by the Board of Directors of Bottler for the voting of securities of such Bottler at any annual

Classified - Confidential

or special meeting and any adjournment or adjournments thereof of the stockholders of such Bottler will not be deemed to be a Beneficial Owner of the securities that are the subject of the proxy solely for such reason; and (d) a Person who in the ordinary course of his business is a pledgee of securities under a written pledge agreement will not be a Beneficial Owner until the pledgee has taken all formal steps which are required to declare a default and determines that the power to vote or to direct the vote or to dispose or to direct the disposition of such pledged securities will be exercised.

“Beverage” means a non-alcoholic, shelf-stable beverage in pre-packaged, ready-to-drink form in bottles, cans or other factory-sealed containers, but does not include any Beverage Components.

“Beverage Component” means a beverage syrup, beverage concentrate, beverage base, beverage flavor, beverage sweetener, beverage mix, beverage powder, grounds (such as for coffee), herbs (such as for tea), liquid flavor enhancers, liquid water enhancers, or other beverage component that is not ready to drink but is intended to be mixed with other ingredients before being consumed.

“Company Authorized Supplier” means any Person expressly authorized by Company under a “Comprehensive Beverage Term Processing Appointment” to supply Bottler with Covered Beverages and Related Products for distribution and sale by Bottler in the Territory in accordance with the terms of this Agreement.

“Company Owned Distributor” means any Affiliate or operating unit of Company that distributes, promotes, markets, and sells any of the Covered Beverages or Related Products under the Trademarks through Direct Store Delivery in a geographic territory in the United States.

“Confidential Business Information” means any valuable, secret business information, other than Trade Secrets, that is designated or identified as confidential at the time of the disclosure or is by its nature clearly recognizable as confidential information to a reasonably prudent person with knowledge of the Disclosing Party’s business and industry. Confidential Business Information includes any confidential business information provided to Disclosing Party by any third party which Disclosing Party is obligated to hold in confidence as confidential business information.

“Consumer Beverage Component” means a Beverage Component intended for sale to consumers directly or through retail outlets as a shelf stable, factory sealed product to be mixed by consumers with other ingredients, or dispensed from equipment owned by or leased to consumers, outside the premises of any such retail outlets before being consumed. Consumer Beverage Component will not include any Beverage Component that is intended to be used to produce a beverage dispensed from equipment on the premises of any food service customers or other chain or fountain accounts.

“Control” means the possession, directly or indirectly, of more than 50% of the outstanding voting power of a Person.

“Covered Beverage” means a Beverage identified on Exhibit A (as updated from time to time under Paragraphs 5(a) and 5(b)), the formulas for all of which constitute trade secrets owned by or licensed to Company or any of its Affiliates, and will include all Line Extensions of the Beverages identified on Exhibit A and all SKUs or packages for the Beverages identified on Exhibit A.

Classified - Confidential

“Direct Store Delivery” or “DSD” means the distribution method whereby product is delivered from suppliers directly to retail outlet shelves for selection by consumers and does not arrive at the retail outlet via a retailer’s own warehouse or warehouses operated by other wholesalers or by agents of the retailer.

“Disclosing Party” means the party disclosing any Proprietary Information under this Agreement, whether such party is Bottler or Company and whether such disclosure is directly from the Disclosing Party or through the Disclosing Party’s employees or agents.

“Disposition” means any sale, merger, issuance of securities, exchange, transfer, power of attorney, proxy, redemption or any other contract, arrangement, understanding, or transaction in which, or as a result of which, any Person acquires, or obtains any contract, option, conversion privilege or other right to acquire Beneficial Ownership of any securities.

“Effective Date” means May 23, 2014.

“Expanding Participating Bottler” means (a) Bottler; (b) a Person that distributes Beverages under the Coca-Cola Trademark and other Trademarks through Direct Store Delivery in a territory in the United States of America as of December 31, 2013, and that on or after such date first acquired or acquires through a grant or series of related grants from Company (or a Company Affiliate) the right to distribute all or substantially all of the Covered Beverages and Related Products in one or more geographic territories within the U. S. for which such Person did not have such distribution rights prior to such date, which acquisition(s) result in a net increase (net of any geographic territory in the United States where such Person had the right to distribute Beverages under the Coca-Cola Trademark and other Trademarks through Direct Store Delivery prior to such acquisition(s), and in connection with such acquisition(s) such rights were swapped, relinquished, or terminated) of 30% or more in the aggregate number of physical cases of Covered Beverages and Related Products sold in all of such Person’s U.S. territories, determined based on the 12 month period immediately preceding the consummation of such acquisitions; and (c) a Person that does not distribute Beverages under the Coca-Cola Trademark and other Trademarks through Direct Store Delivery in a territory in the United States of America as of December 31, 2013, and that on or after such date, first acquired or acquires through a grant or series of related grants from Company (or a Company Affiliate) the right to distribute all or substantially all of the Covered Beverages and Related Products in one or more geographic territories within the U. S. (for which such Person did not have such distribution rights prior to such date). For purposes of this Agreement, “Expanding Participating Bottler” does not include any Company Owned Distributor, provided that if, after December 31, 2013, Company grants to any Person (other than a Company Owned Distributor) the distribution rights for all or substantially all of the Covered Beverages and Related Products in one or more geographic territories in the United States previously operated by a Company Owned Distributor, such Person will be deemed an “Expanding Participating Bottler” if it otherwise meets the requirements of this definition.

“Finished Goods Supply Agreement” means the agreement between Bottler and Company (directly or through Coca-Cola Refreshments, Inc. (“CCR”) or another Company Affiliate) or a Company Authorized Supplier, in the form attached as Exhibit E, as amended from time to time.

Classified - Confidential

“Finished Product” means Covered Beverages and Related Products in bottles, cans or other factory-sealed containers supplied by Company (directly or through CCR or another Company Affiliate) or a Company Authorized Supplier pursuant to the Finished Goods Supply Agreement for distribution and sale by Bottler in the Territory in accordance with the terms of this Agreement.

“Full Line Operator” means a Person that provides vending or foodservice management services to business, industry, educational, healthcare and public locations and sells a wide range of products which can include candy, cookies, chips, fresh fruit, milk, cold food, coffee and other hot drinks, sparkling beverages, and often frozen products like ice cream.

“Governance Process” means the applicable Coca-Cola System customer governance process as established and in effect from time to time during the Term.

“Governmental Authority” means any government or subdivision thereof, whether foreign or domestic, national, state, county, municipal or regional, any agency or instrumentality of any such government or subdivision thereof, any other governmental entity, or a court.

“Incubation Beverage” means (a) an existing Beverage distinguished by trademarks owned by Company or one of its Affiliates as of the Effective Date that has not achieved sales volume nationally of at least twelve (12) million physical cases and annual sales revenue of at least $100 million USD in the immediately preceding 12 month period; and (b) a Beverage that would otherwise constitute a New Beverage Product but has not achieved sales volume nationally of at least twelve (12) million physical cases and annual sales revenue of at least $100 million USD in the immediately preceding 12 month period. “Incubation Beverage” will not include a Line Extension of a then existing Covered Beverage. Upon achieving the above volume and revenue thresholds, an Incubation Beverage will be deemed to be a New Beverage Product subject to Paragraph 5 (and if it becomes a Covered Beverage, it will thereafter continue to be a Covered Beverage regardless of whether it continues to meet the volume and revenue thresholds specified above). A discontinued Covered Beverage cannot thereafter become an Incubation Beverage.

“Line Extension” means (i) with respect to a Covered Beverage, a flavor, calorie or other variation of the Covered Beverage, introduced by Company after the Effective Date that is identified by the primary Trademark that also identifies the Covered Beverage (or any modification of such Trademark (i.e., the addition of a prefix, suffix or other modifier used in conjunction with any such Trademark)), and (ii) with respect to a Related Product, a flavor, calorie or other variation of the Related Product, introduced by Company after the Effective Date, that is identified by the Trademark that also identifies the Related Product (or any modification of such Trademark).

“Multiple Route to Market Beverage” means (i) a Covered Beverage or Related Product that is distributed by Bottler on the Effective Date and is identified on Exhibit A or Exhibit F as a “Multiple Route to Market Beverage”, or (ii) a New Beverage Product that Company determines, in its sole discretion, will be distributed in the Territory through both Direct Store Delivery and other means. and gives written notice of such determination in accordance with Paragraph 5(a). “Multiple Route to Market Beverage” will not include a Line Extension of an existing Covered Beverage or Related Product (other than a Line Extension of a Covered Beverage or Related Product that is a Multiple Route to Market Beverage on the Effective Date), or an SKU or package of an existing Covered Beverage or Related Product. (other than a Line Extension of a Covered Beverage or Related Product that is a Multiple Route to Market Beverage on the Effective Date).

Classified - Confidential

“New Beverage Product” means a Beverage or Consumer Beverage Component that (i) Company or any of its Affiliates hereafter develops, acquires, creates, licenses, or otherwise obtains sufficient rights to market, distribute and sell in the Territory, or that Company or any of its Affiliates either does not distribute or distributes via a method other than Direct Store Delivery as of the Effective Date, and (ii) does not appear on Exhibit A or Exhibit F as of the Effective Date, and (iii) Company determines, in its sole discretion, will be distributed in the Territory through Direct Store Delivery after the Effective Date. “New Beverage Product” will not include an Incubation Beverage, Line Extensions of Covered Beverages or Related Products, or new SKUs or packages for Covered Beverages or Related Products.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a joint venture, a limited liability company, a trust, an estate, an unincorporated organization, a Governmental Authority, or any other entity.

“Proprietary Information” means Trade Secrets, Confidential Business Information, and any other information or materials that in whole or in part include or are developed or based on any Trade Secrets or Confidential Business Information. Proprietary Information does not include any information that: (i) was in the Receiving Party’s possession without restriction as to confidentiality, before receipt from the Disclosing Party; (ii) is or becomes a matter of public knowledge through no breach of agreement or other fault of the Receiving Party; (iii) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (iv) is disclosed by the Disclosing Party to a third party without a duty of confidentiality on the third party; (v) is independently developed by the Receiving Party without regard to the Proprietary Information of the Disclosing Party; or (vi) is disclosed by the Receiving Party with the Disclosing Party’s prior written approval.

“Receiving Party” means the party receiving any Proprietary Information under this Agreement, whether such party is Bottler or Company and whether such disclosure is received directly or through the Receiving Party’s employees or agents.

“Related Agreement” means any agreement between Company and any of Company’s Affiliates and Bottler and any of Bottler’s Affiliates relating to the marketing, promotion, distribution and sale of Covered Beverages and Related Products in the Territory (e.g., the Finished Goods Supply Agreement).

“Related Product” means a product listed on Exhibit F, as may be updated by the parties from time to time, that does not fall within the definition of “Beverage,” and will include (i) any Consumer Beverage Component that becomes a Related Product under the terms of Paragraph 5, (ii) all Line Extensions of the Related Products identified on Exhibit F, and (iii) all SKUs or packages for the Related Products identified on Exhibit F.

Classified - Confidential

“SKU” means a stock-keeping unit or other uniquely identifiable type of Beverage or other product configuration, distinguished by the use of a different primary or secondary packaging and/or different flavoring or other characteristics from other Beverage or product configurations, such that such configuration requires the use of a separate UPC code to distinguish it from other forms of Beverage or product configurations.

“Term” means the Initial Term and any Additional Term(s).

“Territory” means the territory in which Bottler is authorized to distribute, promote, market, and sell the Covered Beverages and Related Products under this Agreement, as set forth on Exhibit C, as may be updated by the parties from time to time.

“Trade Secrets” mean trade secrets of Disclosing Party as defined under applicable law, as amended from time to time, including, without regard to form, technical or non-technical data, a formula, a pattern, a compilation, a program, a software program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, non-public forecasts, studies, projections, analyses, all customer data of any kind, or a list of actual or potential customers or suppliers, business and contractual relationships, or any information similar to the foregoing that: (i) derives economic value, actual or potential, from not being generally known and not being readily ascertainable by proper means to other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets include any trade secret information provided to Disclosing Party by any third party which Disclosing Party is obligated to hold in confidence as a trade secret.

“Trademarks” means the trademarks owned or licensed by Company identified on Exhibit B, as may be updated by the parties from time to time.

III.	GRANT BY CCR OF RIGHTS, AND OBLIGATIONS OF BOTTLER TO DISTRIBUTE, PROMOTE, MARKET, AND SELL

1.	In consideration of payment by Bottler to CCR on a quarterly basis of the Sub-bottling Payment calculated in accordance with Schedule 1, upon the terms and conditions set forth in this Agreement, (a) CCR hereby appoints Bottler as the sole and exclusive distributor of Covered Beverages and Related Products under the Trademarks for sale in and throughout the Territory (except as may be provided in this Agreement), and (b) in furtherance of such appointment, CCR hereby authorizes Bottler, and Bottler undertakes, upon the terms and conditions set forth in this Agreement, to purchase from Company (directly or through CCR or another Company Affiliate) or a Company Authorized Supplier, the Covered Beverages and Related Products, and to distribute, promote, market, and sell such Covered Beverages and Related Products under the Trademarks in and throughout, but only in and throughout, the Territory.

Classified - Confidential

2.	Except as may be provided in this Agreement or as provided by the other party’s prior written consent, neither Company, CCR, nor any other of Company’s Affiliates will sell or distribute, or authorize any other party to sell or distribute, Covered Beverages or Related Products in the Territory; and Bottler will not authorize any wholesalers or other distributors to sell or distribute, within or outside the Territory, Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement; provided, however, that Bottler may sell Covered Beverages and Related Products supplied to Bottler under the Finished Goods Supply Agreement to Full Line Operators in the Territory for further distribution of such Covered Beverages and Related Products by such Full Line Operators in the Territory.

a. Company reserves the right to market, promote, distribute and sell, or authorize others to market, promote, distribute and sell, in the Territory (i) any Covered Beverage, Related Product, or other product that is identified through the Governance Process as an “Alternate Route to Market Beverage,” and (ii) any Covered Beverage, Related Product or other product in any sales channel or to any customer that is identified by the Governance Process as an “Alternate Route to Market Channel” or “Alternate Route to Market Customer.” The exception to Paragraph 2 for an Alternate Route to Market Beverage, Alternate Route to Market Channel or Alternate Route to Market Customer will apply only to the extent and for the time period determined and specified by Governance Process.

b. Company and Bottler acknowledge that the sale of certain Covered Beverages or Related Products to certain customers or distributors in the Territory may be required under pre-existing contractual commitments as identified on Schedule 2, and Company and Bottler agree that such sale or distribution may continue until the expiration of such contractual commitments (but neither Company nor any of its Affiliates will exercise any voluntary rights to extend or renew the term of any such contractual commitments, and, if an agreement provides for automatic renewal, Company will use good faith efforts to provide a notice of termination rather than allow the agreement to automatically renew, if Company may do so without breaching the agreement or incurring any penalties).

c. Notwithstanding the foregoing provisions of this Paragraph 2, Company and Bottler agree that once an Incubation Beverage ceases to meet the criteria for Incubation Beverage (i.e., by achieving sales volume nationally of at least twelve (12) million physical cases and annual sales revenue of at least $100 million USD in the immediately preceding 12 month period), such beverage will be treated as a New Beverage Product subject to the provisions of Paragraph 5 of this Agreement. To facilitate this transition, Company and Bottler will, as applicable (i) terminate (without compensation or liability to one another) any agreement relating to the distribution, promotion, marketing, or sale of such beverage binding only Company (or one of its Affiliates) and Bottler; or (ii) negotiate in good faith, on terms mutually agreeable to Company and Bottler, the termination of any such agreement binding on any party other than Company (or one of its Affiliates) and Bottler.

3.	If Bottler identifies any Beverage offered by a third party in a beverage category for which there is likely substantial demand in the Territory and in which category Company does not have a current or proposed entry, Company will, at Bottler’s request, evaluate such Beverage, and may, in Company’s sole discretion, negotiate a licensing or other business arrangement with such third party that would facilitate distribution and sale of such Beverage in the Territory on terms acceptable to Company and Bottler.

Classified - Confidential

4.	Company has the sole and exclusive right and discretion to reformulate any of the Covered Beverages or Related Products.

5.	If Company or any Affiliate of Company proposes to sell or distribute, or authorize the sale or distribution of, any New Beverage Product in the Territory:

a. Any such New Beverage Product will be offered by Company in writing to Bottler (which notice must specify if such New Beverage Product is a Multiple Route to Market Beverage), and Bottler will have the option to market, promote, distribute and sell such New Beverage Product in the Territory pursuant to the terms and conditions of this Agreement. Bottler’s option under this Paragraph 5(a) must be exercised by Bottler, if at all, by giving Company written notice of such election within sixty (60) days following the date on which Company notifies Bottler in writing that Company intends to introduce the New Beverage Product in the Territory and provides Bottler with an operating plan for, and samples of, the New Beverage Product. If Bottler gives Company timely notice of Bottler’s exercise of such option with respect to a New Beverage Product within such sixty (60) day period, then, in the case of a new Beverage, Exhibit A will be deemed automatically amended by adding such new Beverage to the list of Covered Beverages set forth on Exhibit A, and, in the case of a new Related Product, Exhibit F will be deemed automatically amended by adding such new Related Product to the list of Related Products set forth on Exhibit F. If the new Beverage or new Related Product is a Multiple Route to Market Beverage, then that will be indicated on Exhibit A or Exhibit F, as the case may be. If Bottler does not give Company timely notice of Bottler’s exercise of such option within such period, then Company will have the right to market, promote, distribute and sell or authorize others to market, promote, distribute and sell, in the Territory and otherwise undertake any activity with respect to that New Beverage Product, including use of the Trademarks in connection with the distribution, promotion, marketing, and sale of the New Beverage Product in the Territory. If a New Beverage Product is not owned by Company, then the parties may enter into a separate agreement with respect to the distribution and sale of that New Beverage Product in the Territory. If the Company’s written notice of the New Beverage Product failed to specify that such New Beverage Product is a Multiple Route to Market Beverage and such New Beverage Product becomes a Covered Beverage or Related Product, then the Company may not thereafter elect to designate the Covered Beverage or Related Product as a Multiple Route to Market Beverage.

b. If Company or one of its Affiliates acquires or licenses a New Beverage Product that becomes a Covered Beverage or Related Product under this Paragraph 5, then Bottler’s rights to market, promote, distribute and sell such new Covered Beverage or Related Product will be subject to the terms of any agreements with third parties (including distribution agreements) that may be in effect as of the time that Company (or Company’s Affiliate) acquires or licenses the new Covered Beverage or the new Related Product.

Classified - Confidential

Company and Bottler will, as applicable, (i) terminate (without compensation or liability to one another) any agreement relating to the distribution, promotion, marketing or sale of such New Beverage Product binding only Company (or one of its Affiliates) and Bottler (or one of its Affiliates), or (ii) negotiate in good faith, on terms mutually agreeable to Company and Bottler, the termination of any such agreement binding on any party other than Company (or one of its Affiliates) and Bottler (or one of its Affiliates).

c. Bottler and Company acknowledge that a New Beverage Product may constitute a Multiple Route to Market Beverage if Company provides timely written notice of such designation as contemplated under Paragraph 5(a). Bottler will be the sole and exclusive distributor of the Multiple Route to Market Beverage via Direct Store Delivery in the Territory. However, Company may also distribute the Multiple Route to Market Beverage in the Territory via means other than Direct Store Delivery if it has given timely notice under Paragraph 5(a) that such New Beverage Product is a Multiple Route to Market Beverage, and Company may authorize third parties to distribute the Multiple Route to Market Beverage in the Territory via means other than Direct Store Delivery.

6.

Company has the sole and exclusive right and discretion to discontinue, on a temporary or permanent basis, any of the Covered Beverages or Related Products under this Agreement provided (i) any such Covered Beverage is discontinued for all Expanding Participating Bottlers in the United States, and (ii) Company does not discontinue all Covered Beverages under this Agreement. If Company discontinues all SKUs and packages of any Covered Beverage, Exhibit A will be deemed automatically amended by deleting the discontinued Covered Beverage from the list of Covered Beverages. If Company discontinues all SKUs and packages of any Related Product, Exhibit F will be deemed automatically amended by deleting the discontinued Related Product from the list of Related Products. This right must be exercised by Company, if at all, by giving ninety (90) days’ prior written notice to Bottler of such discontinuation. If Company discontinues a Covered Beverage or Related Product as contemplated under this Paragraph 6, then Bottler will have the right to continue to market, promote, distribute and sell unused inventories of the discontinued Covered Beverage or Related Product in the Territory in accordance with the provisions of this Agreement for a period not to exceed the earlier of the expiration date of such Covered Beverage or Related Product or six (6) months following Bottler’s receipt of written notice of the discontinuation of such Covered Beverage or Related Product. If Company proposes to reintroduce any such discontinued Covered Beverage or Related Product (or reintroduce a Line Extension of a Covered Beverage that is a discontinued Covered Beverage) through any channel of retail distribution and sale in the United States of America, such product shall first be offered to the Bottler under Paragraph 5 (except that such Beverage may not be designated by Company as a Multiple Route to Market Beverage under Paragraph 5(c)). If Company discontinues any Covered Beverage or Related Product and Company or one of its Affiliates subsequently wishes to transfer, assign or sell its rights in and to such discontinued Covered Beverage or Related Product (a “Transfer”) to a third party (a “Transferee”) within twelve (12) months following the date which is the later of (x) the date on which Company (through a Company Owned Distributor or otherwise) ceases distribution of a Covered Beverage or Related

Classified - Confidential

Product in all SKUs and packages and through all means of distribution, or (y) the expiration of the six (6) month period Bottler has to sell unused inventories of the discontinued Covered Beverage or Related Product, then Company (or its Affiliate) must first offer such discontinued Covered Beverage or Related Product to Bottler under Paragraph 5, and if Bottler elects to continue distributing such discontinued Covered Beverage or Related Product, then Company (or its Affiliate) must Transfer such discontinued Covered Beverage or Related Product to the Transferee subject to Bottler’s distribution rights under this Agreement with respect to such discontinued Covered Beverage or Related Product (as if the Covered Beverage or Related Product had not been discontinued), and Bottler’s distribution rights with respect to the discontinued Covered Beverage or Related Product will be binding upon the Transferee.

7.	Bottler has the right to discontinue the distribution and sale, on a temporary or permanent basis, in all of the Territory, of any Covered Beverage or Related Product (or any Line Extension, SKU or package for a Covered Beverage or Related Product). This right must be exercised by Bottler, if at all, by giving ninety (90) days’ prior written notice to Company of such discontinuation, specifying that the notice of discontinuation applies to all of the Territory. Upon expiration of such ninety (90) day period, Bottler may cease the distribution, promotion, marketing, and sale of the discontinued Covered Beverage or Related Product (or Line Extension, SKU or package for a Covered Beverage or Related Product) in all of the Territory, and, if Bottler is discontinuing distribution of all Line Extensions, SKUs and packages of a Covered Beverage or Related Product, Exhibit A or Exhibit F will be deemed automatically amended by deleting the discontinued Covered Beverage or Related Product from the list of Covered Beverages or Related Products, as applicable, set forth on Exhibit A or Exhibit F. If (and only if) Bottler discontinues all Line Extensions, SKUs and packages of a Covered Beverage or Related Product, Company may distribute and sell the discontinued Covered Beverage or Related Product in the Territory or authorize any of its Affiliates or others to do so. Further, Bottler has the right to discontinue the distribution and sale of any Line Extension, SKU or package in any portion of the Territory without providing prior written notice to Company, and Company may not distribute or sell the discontinued Line Extension, SKU or package in the Territory or authorize any of its Affiliates or others to do so unless Bottler has discontinued all Line Extensions, SKUs and packages of the Covered Beverage or Related Product. If Bottler discontinues some (but not all) Line Extensions, SKUs or packages for a Covered Beverage or Related Product, then Bottler may thereafter reinstate the discontinued Line Extension, SKU or package.

8.	Bottler recognizes that Company has entered into or may enter into agreements relating to the Covered Beverages and Related Products with other parties outside the Territory, and Bottler accepts the territorial limitations in this Agreement imposed on Bottler in the conduct of its business under this Agreement. Bottler further agrees to make every reasonable effort to amicably settle any disputes that arise with such other parties.

Classified - Confidential

9.	Bottler must not distribute or sell any Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement outside of the Territory. Bottler must not sell any of such Covered Beverages or Related Products to any Person if Bottler knows or should know that such Person will redistribute the Covered Beverages or Related Products for ultimate sale outside the Territory.

a.	If any of such Covered Beverages or Related Products distributed or sold by Bottler are found in the territory of another authorized bottler, including a Company Owned Distributor (the “Injured Bottler”), then Bottler shall be deemed to have transshipped such Covered Beverage or Related Product and shall be deemed to be a “Transshipping Bottler” for purposes of this Agreement; provided, however, that if the Injured Bottler (other than a Company Owned Distributor) has not agreed to terms substantially similar to this Paragraph 9 with respect to the transshipment of Covered Beverages or Related Products, Bottler shall only be deemed to be a “Transshipping Bottler” if Bottler knew or should have known that the purchaser would redistribute the Covered Beverage or Related Product outside of the Territory prior to ultimate sale. If any Covered Beverages or Related Products (or any other products identified by the primary Trademark that also identifies any of the Covered Beverages or Related Products or any modification of such Trademark (i.e., the addition of a prefix, suffix or other modifier used in conjunction with any such Trademark)) distributed or sold by another authorized bottler (including a Company Owned Distributor) are found in Bottler’s Territory, then Bottler shall be referred to herein as the “Injured Bottler” and such other authorized bottler shall be referred to herein as the “Transshipping Bottler”; provided, however, that if the bottler that distributed or sold such products (other than a Company Owned Distributor) has not agreed to terms substantially similar to this Paragraph 9 with respect to the transshipment of Company’s products, Bottler will only be deemed to be an “Injured Bottler” if such bottler knew or should have known that the purchaser would redistribute the products outside of such bottler’s territory prior to ultimate sale. If Company does not have sufficient contractual rights to fully implement the transshipping remedies provided for in this Paragraph 9, Company will nevertheless use reasonable efforts to enforce its transshipping policy against the transshipping bottler to (i) prevent future transshipments, and (ii) cause the transshipping bottler to compensate Bottler to the extent possible. Bottler will only be an Injured Bottler if the product transshipped into Bottler’s Territory is a Covered Beverage or Related Product (or any other product that is identified by the primary Trademark that also identifies any of the Covered Beverages or Related Products or any modification of such trademark (i.e., the addition of a prefix, suffix or other modifier used in conjunction with any such trademark)).

b.	In addition to all other remedies Company may have against Transshipping Bottler for violation of this Paragraph 9, Company, in the case where both the Transshipping Bottler and the Injured Bottler are Expanding Participating Bottlers (or an Expanding Participating Bottler and a Company Owned Distributor), will use commercially reasonable good faith efforts, and in all other cases, may determine, in its sole discretion, to:

Classified - Confidential

i.	(A) charge any Transshipping Bottler an amount equal to three times the Injured Bottler’s most current average gross profit margin per case for all cases sold across all channels of the Covered Beverage or Related Product transshipped, as reasonably estimated by Company. Injured Bottler shall provide Company with any supporting documentation as reasonably requested by Company; or (B) purchase any of the Covered Beverages or Related Products distributed or sold by Transshipping Bottler found in the Injured Bottler’s territory, and Transshipping Bottler will, in addition to any other obligation it may have under this Agreement, reimburse Company for Company’s cost of purchasing, transporting and/or destroying such Covered Beverages or Related Products; and

ii.	require Transshipping Bottler and/or Injured Bottler, as the case may be, to make available to representatives of Company all sales agreements and other records relating to the Covered Beverages or Related Products and assist Company in all investigations relating to the sale and distribution of Covered Beverages or Related Products outside Transshipping Bottler’s Territory or to the transshipment of products by another bottler into Injured Bottler’s Territory.

c.	Bottler, CCR, and Company acknowledge and agree that the amounts provided for under Paragraph 9(b) reasonably reflect the damages to Company, the Injured Bottler, and the Coca-Cola system. Transshipping Bottler must promptly pay to Company all amounts charged pursuant to this Paragraph 9. The Injured Bottler will be paid when Company has received payment from Transshipping Bottler and will be paid an amount not less than seventy percent (70%) of the amount recovered by Company from the Transshipping Bottler under Paragraph 9(b)(i). Company has the right to collect any amounts payable by Transshipping Bottler under this Paragraph 9 by offset against any undisputed amounts otherwise payable to Transshipping Bottler by Company.

d.	Bottler must create, implement and monitor an internal anti-transshipment compliance policy and will provide such policy to Company for review and approval. Company will have the right to audit Bottler’s compliance with the policy.

e.	If Company determines that a customer of Bottler has repeatedly transshipped Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement outside of the Territory, Company may require that Bottler develop and implement a remediation plan that will address and resolve the issue. Bottler will submit the remediation plan to Company for review and approval, and, once approved by Company, Bottler will implement the plan.

10.	Company has the unrestricted right, in its sole discretion, to use the Trademarks on the Covered Beverages and Related Products and on all other products and merchandise, to determine which Trademarks will be used on which Covered Beverages and Related Products, and to determine how the Trademarks will be displayed and used on and in connection with the Covered Beverages and Related Products.

11.	Company reserves all rights not expressly granted to Bottler under this Agreement or Related Agreements.

Classified - Confidential

12.	If Company or a Company Affiliate on or after December 31, 2013 (a) enters into a new authorization agreement with respect to territories in the United States of America with another Expanding Participating Bottler that is more favorable to such other Expanding Participating Bottler than the terms and conditions of this Agreement in any material respect, or (b) agrees to an amendment of the terms of an existing authorization agreement with respect to territories in the United States with another Expanding Participating Bottler that is more favorable to such other Expanding Participating Bottler than the terms and conditions of this Agreement in any material respect, then Company will offer such other new agreement or amended agreement, as the case may be, in its entirety, to Bottler. The parties agree to cooperate in taking such other actions as may reasonably be required to further document any amendments and modifications resulting from the foregoing. The foregoing obligation shall not apply to any consent, waiver or approval provided under this Agreement or under any agreement held by another Expanding Participating Bottler. If CCR grants to Bottler after the Effective Date the rights to distribute, promote, market, and sell Covered Beverages and Related Products under the Trademarks in additional geographic territories under the terms of a different form of agreement, this Agreement shall be amended and restated in the form of the agreement reflecting such additional grant.

IV.	GRANT BY CCR OF SUBLICENSE TO USE THE TRADEMARKS AND OBLIGATIONS OF BOTTLER RELATIVE TO THE TRADEMARKS AND OTHER MATTERS

13.	Bottler acknowledges and agrees that Company is the sole and exclusive owner of all rights, title and interest in and to the Trademarks. Bottler agrees not to dispute the validity of the Trademarks or their exclusive ownership by Company either during the Term or thereafter, notwithstanding any applicable doctrines of licensee estoppel. CCR grants to Bottler only an exclusive, royalty-free license to use the Trademarks, solely in connection with the distribution, promotion, marketing, and sale of the Covered Beverages and Related Products in the Territory, and in accordance with standards adopted and issued by Company from time to time, and made available to Bottler through written, electronic, on-line or other form or media, subject to the rights reserved to Company under this Agreement. Nothing in this Agreement, nor any act or failure to act by Bottler, CCR or Company, will give Bottler any proprietary or ownership interest of any kind in the Trademarks or in the goodwill associated therewith. CCR and Bottler acknowledge and agree that all use by Bottler of the Trademarks will inure to the benefit of Company.

14.	Bottler covenants and agrees (subject to any requirements imposed upon Bottler under applicable law):

a. Not to produce, manufacture, prepare, package, distribute, sell, deal in or otherwise use or handle:

i.	any Beverage, Beverage Component or other beverage product which is likely to be confused with or passed off for any of the Covered Beverages or Related Products or for any Beverage Component for any Covered Beverage or Related Product;

Classified - Confidential

ii.	during the Term and for an additional period of two years following expiration or termination of this Agreement, (A) any Beverage, Beverage Component or other beverage product the name of which includes the word “cola” (whether alone or in conjunction with any other word or words) or any phonetic equivalent thereof, or (B) any Beverage, Beverage Component or other beverage product that is an imitation of any of the Covered Beverages or Related Products (or of any Beverage Component for any Covered Beverage or Related Product) as of the expiration or termination of this Agreement or is likely to be substituted for any of such Covered Beverages or Related Products (or for any such Beverage Component) in the Territory;

iii.	any product that uses any trade dress or any container that (A) is an imitation, infringement or dilution of, or (B) is likely to be confused with, be perceived by consumers as confusingly similar to, be passed off as, or cause dilution of, any trade dress or container in which Company claims a proprietary right or interest;

iv.	any product that (A) uses any trademark or other designation that is an imitation, counterfeit, copy, infringement or dilution of, or confusingly similar to any of the Trademarks, or (B) is likely to be passed off in the Territory as a product of Company because of Bottler’s association with the business of distributing and selling the Covered Beverages and Related Products; or

v.	any Beverage, Beverage Component, or other beverage product in the Territory;

provided, however, that Bottler and its Affiliates may produce, manufacture, prepare, package, distribute, sell, deal in or otherwise use or handle (as applicable):

(1)	Covered Beverages and Related Products, subject to the terms and conditions of this Agreement and any Related Agreement,

(2)	Beverages (including Incubation Beverages), Beverage Components and other beverage products, if and to the extent (i) required in order for Bottler or any of its Affiliates to comply with its obligations under any separate written agreement with Company or any of its Affiliates, , or (ii) otherwise authorized by Company or any of its Affiliates,

(3)

Beverages, Beverage Components and other beverage products identified on Schedule 14(a) (“Permitted Beverage Products”), including (A) any Beverages, Beverage Components and other beverage products as to which Company hereafter provides prior written consent (which consent will result in the amendment of Schedule 14(a) to include such approved Beverages, Beverage Components and other beverage products), and (B) any line extension of a Permitted Beverage

Classified - Confidential

Product, which, solely for purposes of this Paragraph 14(a)(3), means a beverage product introduced by the licensor of the Permitted Beverage Product after the Effective Date, that is identified by the primary trademark that also identifies the Permitted Beverage Product, together with a modification of such trademark (i.e., the addition of a prefix, suffix or other modifier used in conjunction with any such trademark), including a flavor, calorie or other variation of such Permitted Beverage Product that in the reasonable judgment of Company is marketed in the same beverage category as the Permitted Beverage Product, and/or

(4)	Beverages, Beverage Components and other beverage products handled, distributed or sold by Bottler in connection with an ancillary business identified on Schedule 14(a), including any ancillary business as to which Company hereafter provides prior written consent (which consent will result in the amendment of Schedule 14(a) to include such approved ancillary business). For this purpose, Company will not unreasonably withhold its consent to a proposed ancillary business that (i) is not directly and primarily involved in the manufacture, marketing, promotion, distribution or sale of Beverages, Beverage Components and other beverage products (e.g., sale, lease or servicing of equipment used in the distribution of beverages to third parties), or (ii) provides office coffee service to offices or facilities.

b. Not to acquire or hold directly or indirectly through any Affiliate any ownership interest in any person or entity that engages in the Territory in any of the activities prohibited under Paragraphs 14(a)(i) – 14(a)(v) (as subject to the exceptions in Paragraph 14(a)), and not enter into any contract or arrangement with respect to the management or control of any person or legal entity that would enable Bottler or any Affiliate of Bottler acting collectively with such person or legal entity to indirectly engage in the Territory in any of the activities prohibited under Paragraphs 14(a)(i) – 14(a)(v) (as subject to the exceptions in Paragraph 14(a)); provided, that Bottler and its Affiliates will be permitted to acquire and own securities registered pursuant to the Securities Exchange Act of 1934, as amended, or registered for public sale under similar laws of a foreign country, of a company that engages in any of the activities prohibited under Paragraphs 14(a)(i) – 14(a)(v) (as subject to the exceptions in Paragraph 14(a)), in pension, retirement, annuity, life insurance, and estate planning accounts, plans and funds administered by Bottler or any of its Affiliates for the benefit of employees, officers, shareholders or directors of Bottler or any of its Affiliates, where investment decisions involving such securities are made by independent outside investment or fund managers that are not Affiliates of Bottler, so long as such ownership represents a passive investment and that neither Bottler nor any Affiliate of Bottler in any way, either directly or indirectly, manages or exercises control of such company, guarantees any of its financial obligations, consults with, advises, or otherwise takes any part in its business (other than exercising rights as a shareholder), or seeks to do any of the foregoing; or

Classified - Confidential

c. Not to use in the Territory any delivery vehicles, cases, cartons, coolers, vending machines or other equipment bearing Company’s Trademarks in connection with any line of business in the Territory other than the distribution and sale of Covered Beverages and Related Products or assign personnel or management whose primary duties relate to delivery or sales of Covered Beverages or Related Products in the Territory (other than executive officers of Bottler) to any line of business in the Territory other than the distribution, promotion, marketing, and sale of Covered Beverages and Related Products; provided, however, that:

i.	any of Bottler’s assets and personnel or management whose primary duties relate to delivery or sales of Covered Beverages or Related Products within the Territory may be used in (A) a permitted line of business listed on Schedule 14(c), including any line of business as to which Company hereafter provides prior written consent, which consent will not be unreasonably withheld by Company and will result in the amendment of Schedule 14(c) to include such approved line of business, or (B) a business that is otherwise expressly permitted under Paragraph 14(a)(1) - (4) (collectively, “Approved Lines of Business”), and Bottler may engage in Approved Lines of Business anywhere within (or, as applicable, outside of) Bottler’s Territory without further approvals from Company; and

ii.	Company and Bottler acknowledge that to meet competition Bottler may from time to time be required to agree to deliver a de minimis volume of non-alcoholic beverage products and/or other consumable products in the Territory that would otherwise be prohibited by Paragraph 14(a) or Paragraph 14(c) to certain local, on-premise vending, cafeteria and workplace customers that offer a contract for the supply of all such beverage and consumable products that are delivered to a particular location (e.g., a vending machine, office location, arena, or on premise employee store). In such circumstances, Bottler agrees to use best efforts to comply with Paragraph 14(a) and Paragraph 14(c); provided however that Company consents to delivery by Bottler of a de minimis volume of such products to such customers in the Territory to the extent that, despite Bottler’s best efforts to satisfy customer demand for Covered Beverages and Related Products consistent with Paragraphs 14(a) and Paragraph 14(c), such customers nonetheless require such delivery by Bottler to meet competition. For each such instance, if requested by Company, Bottler agrees to provide to Company such information as may reasonably be requested by Company so that Company can assess Bottler’s compliance with this Paragraph 14(c)(ii) (including information regarding the nature of the competitive threat and the volumes of product involved).

Classified - Confidential

15.	Except as set forth on Schedule 15 or as otherwise permitted under separate written agreement between Bottler and Company or a Company Affiliate, Bottler must not adopt or use any name, corporate name, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, “Coke”, or any of them, or any word, name or designation that is confusingly similar to any of them, or any graphic or visual representation of the Trademarks or any other Trademark or intellectual property owned by Company, without the prior written consent of Company, which consent shall not be unreasonably withheld and will be contingent on Bottler’s compliance with this Agreement.

16.	Bottler, recognizing the important benefit to the Trademarks, to the successful marketing of the Covered Beverages, Related Products, and to the Coca-Cola system of a uniform external appearance of the distribution and other equipment and materials used under this Agreement, agrees to the extent such Trademarks are utilized by Bottler in the Territory to accept and within a reasonable period of time apply any new or modified standards adopted and issued from time to time by Company that are generally applicable, and made available to Bottler through written, electronic, on-line or other form or media for the design and decoration of trucks and other delivery vehicles, cases, cartons, coolers, vending machines and other materials and equipment that bear such Trademarks and are used in the distribution, promotion, marketing, and sale of Covered Beverages and Related Products in the Territory. If Company changes such standards, the new standards will apply to any such assets acquired by Bottler following notice of the change in standards to the extent Bottler uses the trademark on such assets in the Territory, and will be applied to such existing assets in the normal course of Bottler’s business (e.g., trucks would be repainted consistent with normal maintenance cycles).

V.	OBLIGATIONS OF BOTTLER RELATIVE TO DISTRIBUTION, SALES, MARKETING, COMMERCIAL, MANAGEMENT, REPORTING AND PLANNING ACTIVITIES

17.	Bottler will:

a. make capital expenditures in Bottler’s business of distributing, promoting, marketing and selling Covered Beverages and Related Products in the Territory as reasonably required for Bottler to comply with its obligations under this Agreement, for the organization, installation, operation, maintenance and replacement within the Territory of such warehousing, distribution, delivery, transportation, vending equipment, merchandising equipment, and other facilities, infrastructure, assets, and equipment;

b. buy exclusively from Company (directly or through CCR or another Company Affiliate) or a Company Authorized Supplier, in accordance with the terms and conditions of the Finished Goods Supply Agreement, Covered Beverages and Related Products in the quantities required to satisfy fully the demand for the Covered Beverages and Related Products in the Territory;

Classified - Confidential

c. budget and expend such funds for its own account for marketing and promoting the Covered Beverages and Related Products as reasonably required to create, stimulate and sustain the demand for the Covered Beverages and Related Products in the Territory, provided that Bottler must use, publish, maintain or distribute within the Territory only such advertising, marketing, promotional or other materials relating to the Covered Beverages or the Related Products that are in accordance with standards adopted and issued by Company from time to time or that Company has otherwise approved or authorized. Company may agree from time to time and subject to such terms and conditions as Company stipulates in each case to contribute financially to Bottler’s marketing programs. Company may also undertake, at its own expense and independently from Bottler, any additional advertising, marketing or promotional activities in the Territory that Company deems useful or appropriate;

d. use all approved means as may be reasonably necessary to meet the continuing responsibility of Bottler to develop and stimulate and satisfy fully the demand for Covered Beverages and Related Products within the Territory and maintain the consolidated financial capacity reasonably necessary to assure that the Bottler and all Bottler Affiliates will be financially able to perform their respective duties and obligations under this Agreement;

e. provide to Company each year and review with Company an annual and long range operating plan and budget for the distribution and sale of Covered Beverages and Related Products in the Territory, including financials and capital investment budgets, and, if requested by Company, discuss changes in general management and senior management of Bottler whose primary duties relate to the distribution and sale of Covered Beverages and Related Products in the Territory, except to the extent otherwise prohibited by applicable law;

f. maintain accurate books, accounts and records relating to the purchasing, distribution, promotion, marketing, and sale of Covered Beverages and Related Products in the Territory; and

g. provide to Company such operational, financial, accounting, forecasting, planning and other information, including audited and unaudited financial statements, income statements, balance sheets, statements of cash flow, operating metrics, and total and outlet level volume performance for each and all Covered Beverages and Related Products in the Territory, to the extent, in the form and manner, and at such times as reasonably required by Company to determine whether Bottler is performing its obligations under this Agreement, including Paragraphs 17(a) – 17(d) (the “Financial Information”). The parties recognize that the Financial Information is critical to the ability of CCR and Company to maintain, promote, and safeguard the overall performance, efficiency, and integrity of the customer management, distribution and sales system. Company will hold the Financial Information provided by Bottler in accordance with the confidentiality provisions of Paragraph 50 and shall not use such information for any purpose other than determining compliance with this Agreement or any Related Agreement.

Classified - Confidential

VI.	OBLIGATIONS OF BOTTLER RELATIVE TO THE STORAGE AND HANDLING OF THE COVERED BEVERAGES AND RELATED PRODUCTS

18.	Bottler’s handling, storage, delivery and merchandising of the Covered Beverages and Related Products supplied to Bottler under the Finished Goods Supply Agreement must at all times conform to the quality and safety standards and instructions, including quality, hygienic, environmental and otherwise, established in writing, including through electronic systems and media, from time to time by Company and must, in all events, conform with all applicable food, health, environmental, safety, sanitation and other relevant laws, regulations and other legal requirements applicable in the Territory.

19.	If Company or CCR determines or becomes aware of the existence of any quality or technical problems relating to Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement, CCR or Company will immediately notify Bottler by telephone, fax, e-mail or any other form of immediate communication. CCR or Company may require Bottler to take all necessary action to recall all of the Covered Beverages or Related Products in the Territory, or withdraw immediately any such Covered Beverages or Related Products from the market or the trade, as the case may be. CCR or Company will notify Bottler by telephone, fax, e-mail or any other form of immediate communication with written confirmed receipt, of the decision by CCR or Company to require Bottler to recall Covered Beverages or Related Products in the Territory or withdraw such Covered Beverages or Related Products from the market or trade, and Bottler must, upon receipt of such notice, immediately cease distribution of such Covered Beverages or Related Products in the Territory and take such other actions as may be required by Company or CCR in connection with the recall of Covered Beverages or Related Products in the Territory or withdrawal of such Covered Beverages or Related Products in the Territory from the market or trade.

20.	If Bottler determines or becomes aware of the existence of quality or technical problems relating to Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement, then Bottler must immediately notify CCR and Company by telephone, fax, e-mail or any other form of immediate communication with written confirmed receipt. This notification must include: (1) the identity and quantities of Covered Beverages or Related Products involved, including the specific packages, (2) coding data, and (3) all other relevant data that will assist in tracing such Covered Beverages or Related Products.

21.

If any withdrawal or recall is caused by quality or technical defects arising from the manufacture, packaging, storage or shipment of the Covered Beverages or Related Products or other packaging or materials supplied by Company (directly or through CCR or another Company Affiliate) or a Company Authorized Supplier prior to delivery to Bottler, Company,

Classified - Confidential

CCR, other Company Affiliate or the other Company Authorized Supplier, as the case may be, will reimburse Bottler for all reasonable expenses incurred by Bottler in connection with such withdrawal or recall. If any withdrawal or recall of any Covered Beverage or Related Product supplied to Bottler under the Finished Goods Supply Agreement is caused by Bottler’s failure to handle the Covered Beverage or Related Product properly after delivery to Bottler, then Bottler will bear the reasonable expenses of such withdrawal or recall and reimburse Company (or CCR or another Company Affiliate) or the Company Authorized Supplier, as the case may be, for all reasonable expenses incurred in connection with such withdrawal or recall.

22.	Bottler will permit Company, its officers, agents or designees, at all times upon reasonable request by Company, to enter and inspect the facilities, equipment and methods used by Bottler, whether directly or incidentally, in or for the storage and handling of the Covered Beverages and Related Products to be distributed in the Territory to ascertain whether Bottler is complying with the terms of this Agreement, including Paragraphs 18 and 19. Bottler will also provide Company with all the information regarding Bottler’s compliance with the terms of this Agreement, including Paragraphs 18 and 19, as Company may reasonably request from time to time.

VII.	CONDITIONS OF PURCHASE AND SALE

23.	Company (directly or through CCR or another Company Affiliate) will furnish the Covered Beverages and Related Products for sale and distribution in the Territory in accordance with the pricing terms and other terms and conditions set forth in the Finished Goods Supply Agreement. Bottler acknowledges and agrees that Company (directly or through CCR or another Company Affiliate) reserves the right to establish and revise at any time, in its sole discretion, the price of the Covered Beverages and Related Products, subject to the provisions of the Finished Goods Supply Agreement. Bottler further acknowledges that Company reserves the right to establish and revise at any time, in its sole discretion, the price of concentrate, beverage base, or any other constituent part sold by Company to CCR, another Company Affiliate, or any other Company Authorized Supplier for the manufacture of the Covered Beverages and Related Products. If Bottler rejects a change in price or the other terms and conditions contained in any such notice, then Bottler shall so notify CCR and Company within thirty (30) days of receipt of such notice, and this Agreement will terminate ninety (90) days after the date of such notification of rejection of the change by Bottler. The change in price so rejected by Bottler shall not apply to purchases of Covered Beverages and Related Products by Bottler during such ninety (90) day period preceding termination. Failure by Bottler to notify Company and CCR of its rejection of the changes in price or such other terms and conditions shall be deemed acceptance thereof by Bottler.

Classified - Confidential

24.	Additional terms and conditions of purchase and sale, including warranties, quantities, shipment, risk of loss and delivery of Covered Beverages and Related Products are as set forth in the Finished Goods Supply Agreement.

VIII.	OWNERSHIP AND CONTROL OF BOTTLER

25.	Bottler hereby acknowledges the personal nature of Bottler’s obligations under this Agreement, including with respect to the performance standards applicable to Bottler, the dependence of the Trademarks on proper quality control, the level of marketing effort required of Bottler to stimulate and maintain demand for the Covered Beverages and Related Products in the Territory, and the confidentiality required for protection of Company’s trade secrets and confidential information. Bottler represents and warrants to Company that, prior to execution of this Agreement, Bottler has made available to Company a complete and accurate list of any of Bottler’s owners that own more than five percent (5%) of the outstanding securities of Bottler, and/or of any third parties having a right to, or effective power of, control or management of Bottler. Bottler covenants and agrees:

a. to inform Company without delay of any changes in the record ownership (or, if known to Bottler, any change in the Beneficial Ownership) of more than 10% of the shares of Bottler’s outstanding equity interests in a transaction or series of related transactions, provided, that if Bottler is subject to the disclosure and reporting requirements of the Securities Exchange Act of 1934, as amended, this provision shall not apply; and

b. not to change its legal form of organization without first obtaining the written consent of Company, which consent will not be unreasonably withheld, conditioned or delayed. It is understood and agreed that Company will not withhold its consent unless the change in legal form could reasonably be expected to affect Bottler’s obligations under this Agreement. For this purpose, (i) the making of an election to be taxed as a Subchapter S corporation for federal income tax purposes, or termination of such an election, and/or (ii) reincorporation in another state within the United States of America, will not be considered a change in Bottler’s legal form of organization and will not require Company’s consent.

26.	Bottler acknowledges that Company has a vested and legitimate interest in maintaining, promoting and safeguarding the overall performance, efficiency and integrity of Company’s bottling, distribution and sales system. Bottler therefore covenants and agrees:

a. Not to assign, transfer or pledge this Agreement or any interest herein, in whole or in part, whether voluntarily, involuntarily, or by operation of law (including by merger or liquidation), or sublicense its rights under this Agreement, in whole or in part, to any third party or parties, without the prior written consent of Company; and

b. Not to delegate any material element of Bottler’s performance under this Agreement, in whole or in part, to any third party or parties without the prior written consent of Company.

Classified - Confidential

c. Any attempt to take such actions prohibited by this Paragraph 26 without such consent shall be void and shall be deemed to be a material breach of this Agreement.

d. Notwithstanding the foregoing, the following shall be expressly permitted hereunder:

i.	Bottler may, after written notice to Company, assign, transfer or pledge this Agreement or any interest herein, in whole or in part, or delegate any material element of Bottler’s performance of this Agreement, in whole or in part, to any wholly-owned Affiliates of Bottler; provided that (a) any such Affiliate must agree in writing to be bound by and comply with the terms and conditions of this Agreement, and (b) any such assignment, transfer, pledge or delegation will not relieve Bottler of any of its obligations under this Agreement; and

ii.	Bottler may engage third party contractors and service providers for the purpose of receiving services relating to non-core functions (e.g., back-office administrative services, HR, payroll, information technology services and similar services); provided that (i) Bottler will retain full responsibility to Company for all of Bottler’s obligations under this Agreement; and (ii) Bottler may not subcontract core functions (i.e., market/customer facing functions) without the prior consent of Company.

IX.	TERM OF AGREEMENT

27.	This Agreement will commence on the Effective Date and continue for an initial period of ten (10) years (the “Initial Term”), unless earlier terminated pursuant to the provisions of Paragraph 23, Article X (Commercial Impracticability and Force Majeure), Article XI (Termination for Defined Events) or Article XII (Deficiency Termination).

28.	Bottler may elect not to renew this Agreement upon expiration of the Initial Term or any Additional Term by providing CCR and Company with written notice of its intention at least one year prior to expiration of the Initial Term or any Additional Term, as the case may be.

29.	Unless Bottler has given notice of its intention not to renew as provided in Paragraph 28, or this Agreement has otherwise been earlier terminated as provided in Paragraph 23, Article X (Commercial Impracticability and Force Majeure), Article XI (Termination for Defined Events) or Article XII (Deficiency Termination), the then effective term of this Agreement will automatically renew for successive additional terms of ten (10) years each (each an “Additional Term”).

Classified - Confidential

X.	COMMERCIAL IMPRACTICABILITY AND FORCE MAJEURE

30.	With respect to any one or more Covered Beverages and Related Products supplied to Bottler under the Finished Goods Supply Agreement (the “Affected Products”) and the Territory or any portion thereof (the “Affected Territory”), as applicable, the obligation of Company (including any of its Affiliates) or Company Authorized Supplier to supply Affected Products to Bottler and Bottler’s obligation to purchase Affected Products from Company, its Affiliates, or a Company Authorized Supplier and to distribute, promote, market, and sell the Affected Products in accordance with the terms of this Agreement shall be suspended during any period when there occurs a change in applicable laws, regulations or administrative measures (including any government permission or authorization regarding customs, health or manufacturing, and further including the withdrawal of any government authorization required by any of the parties to carry out the terms of this Agreement), or issuance of any judicial decree or order binding on any of the parties hereto, in each case in such a manner as to render unlawful or commercially impracticable: (i) the importation of any essential ingredients of the Affected Products, which cannot be produced in quantities sufficient to satisfy the demand therefor in the Territory by existing Company (including any of its Affiliates) or Company Authorized Supplier facilities in the United States; (ii) the manufacture and distribution of Affected Products to Bottler; or (iii) Bottler’s distribution, promotion, marketing and sale of Affected Products within the Affected Territory. To the extent that Bottler is unable to perform its obligations as a consequence of any of the contingencies set forth in this Paragraph 30, and for the duration of such inability, Company (including any of its Affiliates) and Company Authorized Suppliers shall be relieved of their respective obligations under the Finished Goods Supply Agreement. If any of the contingencies set forth in this Paragraph 30 persists so that either party’s obligation to perform is suspended for a period of two (2) years or more, the other party may upon written notice terminate this Agreement and any Related Agreements with regard to the Affected Products and the Affected Territory, as applicable, without paying any compensation or other liability for damages.

31.	Neither Company (including any of its Affiliates or any Company Authorized Supplier) nor Bottler shall be liable for or be subject to any claim for breach or termination as the result of a failure to perform any of their respective obligations under this Agreement if and to the extent that such failure is caused by or results from a Force Majeure Event; provided, however:

i.	The party claiming the excuse afforded by this Paragraph 31 must use commercially reasonable efforts to comply with any excused obligations under this Agreement that are impaired by such Force Majeure Event; and

ii.

If Bottler is the party claiming the excuse afforded by this Paragraph 31, to the extent that Bottler is unable to remediate the effect on its ability to perform caused by such Force Majeure Event with respect to all or any portion of the Territory within: (i) three (3) months from the date of the occurrence of the Force Majeure Event, then Company shall have the right (but not the obligation) upon not less than one (1) month prior written notice to suspend this Agreement and Related Agreements within the affected parts of the Territory (or the entire Territory to the extent affected by such event) during the period of time that such Force Majeure Event

Classified - Confidential

results in Bottler being unable to perform its obligations under this Agreement; and (ii) two (2) years from the date of occurrence of the Force Majeure Event, then Company shall have the right to terminate this Agreement and Related Agreements as to the affected portion of the Territory. During the period of any such suspension, Company or any third party designated by Company shall have the right to market, promote, sell, and distribute Covered Beverages and Related Products, and otherwise exercise Bottler’s rights and perform services otherwise required of Bottler under this Agreement and Related Agreements within any such affected portion of the Territory, without any obligation to account to Bottler for profits from the distribution of Covered Beverages and Related Products in the Territory that are not distributed by Bottler.

iii.	“Force Majeure Event” means any:

(i)	strike, blacklisting, boycott or sanctions imposed by a sovereign nation or supra-national organization of sovereign nations, however incurred; or

(ii)	act of God, force majeure, public enemies, embargo, quarantine, riot, insurrection, a declared or undeclared war, state of war or belligerency or hazard or danger incident thereto.

XI.	TERMINATION FOR DEFINED EVENTS

32.	This Agreement will terminate immediately without any liability on the part of CCR or Company for damages if any of the following events occur:

a. Bottler files a voluntary petition or consents to an involuntary petition for bankruptcy under any Chapter of Title 11 of the United States Code, as amended, or under any other federal insolvency law which presently exists or may exist hereafter; Bottler voluntarily commences any bankruptcy, insolvency, assignment for the benefit of creditors proceeding, case, or suit or consents to such a proceeding, case or suit under the laws of any state, commonwealth or territory of the United States or any country, kingdom or commonwealth not governed by the United States; an involuntary petition for bankruptcy, insolvency, assignment for the benefit of creditors, proceeding, case or suit under the laws of any state, territory or commonwealth of the United States or any country, commonwealth or kingdom not governed by the United States is filed against Bottler and such a proceeding, suit or case is not dismissed within sixty (60) days after the commencement of such a proceeding, case or suit or the order of dismissal is appealed and stayed; Bottler makes an assignment for the benefit of creditors, deed of trust for the benefit of creditors or makes an arrangement or composition with creditors; a receiver or trustee for Bottler or for any interest in Bottler’s business is appointed and such order or decree appointing the receiver or trustee is not vacated, dismissed or discharged within sixty (60) days after such appointment or such order or decree is appealed and stayed;

Classified - Confidential

b. Any of Bottler’s equipment or facilities are subject to attachment, levy or other final process for more than twenty (20) days or any of its equipment or facilities is noticed for judicial or non-judicial foreclosure sale and such attachment, levy, process or sale would materially and adversely affect Bottler’s ability to fulfill its obligations under this Agreement;

c. Bottler becomes insolvent or ceases to conduct its operations relating to the distribution and sale of Covered Beverages and Related Products in the Territory in the normal course of business; or

d. Any Bottler’s Contract, Bottler’s Bottle Contract, or Master Bottle Contract (as the case may be) for Coca-Cola, listed on Schedule 32(d), or any other Comprehensive Beverage Agreement, between Company and Bottler or their respective Affiliates is terminated by Company under provisions that permit termination without damages due to Bottler’s breach or default, unless Company agrees in writing that this Paragraph 32(d) will not be applied by Company to such termination.

XII.	DEFICIENCY TERMINATION

33.	In addition to the events of default and remedy described in Paragraph 32, Company may also terminate this Agreement, subject to the requirements of Paragraph 34, if any of the following events of default occur:

a. Bottler fails to make timely payment for Covered Beverages or Related Products, or of any other material debt owing to Company;

b. The condition of the facilities or equipment used by Bottler in distributing or selling the Covered Beverages and Related Products within the Territory fails to meet the sanitary standards reasonably established by Company;

c. Bottler fails to handle the Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement in strict conformity with such standards and instructions as Company may reasonably establish;

d. Bottler or any Affiliate of Bottler engages in any of the activities prohibited under Paragraph 14;

e. Bottler fails to comply with its obligations under Paragraph 17; or

Classified - Confidential

f. Bottler breaches in any material respect any of Bottler’s other material obligations under this Agreement. Company may either: (i) exercise its right to terminate under this Paragraph 33 (subject to Paragraph 34), or (ii) pursue any rights and remedies (other than termination) against Bottler with respect to any such event of default.

34.	Upon the occurrence of any of the events of default enumerated in Paragraph 33, Company will give Bottler written notice of default. Within sixty (60) days of receipt of such notice, Bottler will provide Company with a written proposed plan for corrective action, which plan must provide for correction of all issues identified in the notice of default within one year or less. Company will negotiate in good faith with Bottler the terms of the corrective action plan. If Company and Bottler fail to agree on a corrective action plan within sixty (60) days of Bottler’s tender of such plan, Bottler must cure the default described in such notice within one year of receipt of the notice of default. If Bottler fails to implement the agreed corrective action plan to Company’s reasonable satisfaction within the time period specified by the corrective action plan, or, if the parties fail to agree to a corrective action plan and Bottler does not cure within one year of receipt of notice of default, the default will be deemed not to have been cured within such period, and Company may, by giving Bottler further written notice to such effect, terminate this Agreement, suspend sales of Covered Beverages and Related Products to Bottler and require Bottler to cease distribution of Covered Beverages and Related Products in the Territory. The provisions of this Paragraph 34 will not limit Company’s right to pursue remedies other than termination under Paragraph 33. In the case of a breach by Bottler or one of its Affiliates of its obligations under this Agreement (other than a Product Quality Issue), such breach will be deemed to be cured for purposes of this Paragraph 34 if Bottler (or its Affiliate) has terminated the acts or omissions described in such notice of breach, and has taken reasonable steps under the circumstances to prevent the recurrence of such breach. In the case of a Product Quality Issue, Bottler shall have a period of sixty (60) days within which to cure the default, including, at the instruction of Company, and at Bottler’s expense, by the prompt withdrawal from the market and destruction of any affected Finished Product. If the Product Quality Issue has not been cured within such sixty (60) day period, Company (or the Company Authorized Supplier) may suspend sales of Covered Beverages and Related Products to Bottler for distribution and sale in the Territory under this Agreement. During such second sixty (60) day cure period, Company may supply, or cause or permit others to supply, Covered Beverages and Related Products in the Territory. If such Product Quality Issue has not been cured during the second sixty (60) day cure period, then Company may terminate this Agreement by giving Bottler written notice thereof. “Product Quality Issue” means a breach of Paragraph 18 or Paragraph 19 caused by a product quality issue involving the Covered Beverages or Related Products that results from the gross negligence or willful misconduct of Bottler and that materially and adversely affects one or more of the Trademarks.

Classified - Confidential

XIII.	OTHER CONSEQUENCES OF TERMINATION

35.	Upon the expiration without renewal or earlier termination of this Agreement and thereafter:

a. Bottler must not distribute or sell the Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement or make any use of the Trademarks, Finished Product or advertising, marketing or promotional material used or which are intended for use by Bottler in connection with the distribution and sale of the Covered Beverages or Related Products within the Territory;

b. Bottler must promptly eliminate all references in the Territory to CCR, Company, the Covered Beverages, the Related Products, and the Trademarks from the premises, delivery vehicles, vending machines, coolers and other equipment of Bottler located in the Territory and from all business stationery used in the Territory and all written, graphic, electromagnetic, digital or other advertising, marketing or promotional material used in the Territory or maintained by Bottler for use in the Territory, and Bottler must not hold forth in any manner whatsoever that Bottler has any connection with CCR, Company, the Covered Beverages, the Related Products or the Trademarks relating to the sale and distribution of Covered Beverages and Related Products in the Territory relating to the sale and distribution of Covered Beverages and Related Products in the Territory;

c. Company may, at Company’s option, require Bottler to promptly deliver to Company, CCR or a third party, in accordance with such instructions as Company may give, all of the Covered Beverages and Related Products, and marketing, advertising or promotional materials for the Covered Beverages and Related Products still in Bottler’s possession or under its control, in each case that were to be distributed, sold or used exclusively in the Territory, and Company will, upon delivery thereof pursuant to such instructions, pay to Bottler a sum equal to the reasonable market value of such supplies or materials, provided that Company will accept and pay for only such supplies or materials as are in first class and usable condition; and provided further that all marketing, advertising and promotional materials bearing the name of Bottler for use exclusively in the Territory and any such supplies and materials which are unfit for use according to Company’s standards will be destroyed by Bottler without cost to Company; and

d. All rights and obligations under this Agreement, whether specifically set out or whether accrued or accruing by use, conduct or otherwise, will expire, cease and end, excepting (i) all provisions concerning the obligations of Bottler as set forth in Paragraph 39, (ii) all claims for amounts due and payable by one party to the other under the terms of this Agreement as of the date of termination, and (iii) each of the Paragraphs in Article XIV (General Provisions), all of which will continue in full force and effect, provided always that this provision will not affect any rights any party may have against the other in respect of any claim for nonpayment of any debt or account owed by Bottler to CCR, Company or Company Authorized Suppliers or by CCR or Company to Bottler.

Classified - Confidential

XIV.	GENERAL PROVISIONS:

36.	CCR and Company may assign any of their respective rights and delegate all or any of their respective duties or obligations under this Agreement to one or more of Company or Company Affiliates provided, however, that any such delegation will not relieve CCR or Company from any of their respective contractual obligations under this Agreement.

37.	Company reserves and has the sole and exclusive right and responsibility to institute any civil, administrative or criminal proceedings or actions, and generally to take or seek any available legal remedy it deems desirable, for the protection of its reputation, the Trademarks, and other intellectual property rights, as well as for the Covered Beverages and Related Products, and to defend any action affecting these matters. At the request of Company, Bottler will render reasonable assistance in any such action, including, if requested to do so in the sole discretion of Company, allowing Bottler to be named as a party to such action. However, no financial burden will be imposed on Bottler for rendering such assistance. Bottler shall not have any claim against CCR or Company as a result of such proceedings or action or for any failure to institute or defend such proceedings or action. Bottler must promptly notify CCR and Company of any litigation or proceedings instituted or threatened against Bottler affecting these matters. Bottler must not institute any legal or administrative proceedings against any third party which may affect the interests of Company in the Trademarks without the prior written consent of Company, in its sole discretion.

38.	Bottler will consult with CCR and Company on all product liability claims, proceedings or actions brought against Bottler in connection with the Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement and will take such action with respect to the defense of any such claim or lawsuit as CCR or Company may reasonably request in order to protect the interests of Company in the Covered Beverages and Related Products or the goodwill associated with the Trademarks.

39.

CCR and Company will indemnify, protect, defend and hold harmless each of Bottler and their Affiliates, directors, officers, employees, shareholders, owners and agents, from and against all claims, liabilities, losses, damages, injuries, demands, actions, causes of action, suits, proceedings, judgments and expenses, including reasonable attorneys’ fees, court costs and other legal expenses (collectively, “Losses”), to the extent arising from, connected with or attributable to: (a) Company’s or CCR’s (or another Company Affiliate’s) manufacture or handling of the Covered Beverages or Related Products; (b) the breach by Company or CCR of any provision this Agreement; (c) Bottler’s use, in accordance with this Agreement and Company guidelines respecting use of Company intellectual property, of the Trademarks or of package labels, POS materials and other local marketing and merchandising materials supplied by Company or CCR in conjunction with the distribution and sale of the Covered Beverages or Related Products; or (d) the inaccuracy of any warranty or representation made by Company or CCR herein or in connection herewith. None of the above indemnities shall require Company to indemnify, protect, defend or hold harmless any indemnitee with respect to any claim to the extent such claim arises from, is connected with or is attributable to the negligence or willful misconduct of such indemnitee. Bottler will indemnify, protect, defend and hold harmless each of Company and its Affiliates, directors, officers, employees,

Classified - Confidential

shareholders, owners and agents, from and against all Losses to the extent arising from, connected with or attributable to: (a) Bottler’s handling, distribution, promotion, marketing, and sale of the Covered Beverages or Related Products supplied to Bottler under the Finished Goods Supply Agreement (except to the extent caused by Company’s, CCR’s or another Company Affiliate’s manufacture or handling of the Covered Beverages or Related Products); (b) the breach by Bottler of any provision of this Agreement; or (c) the inaccuracy of any warranty or representation made by Bottler herein or in connection herewith. None of the above indemnities shall require Bottler to indemnify, protect, defend or hold harmless any indemnitee with respect to any claim to the extent such claim arises from, is connected with or is attributable to the negligence or willful misconduct of such indemnitee. No party will be obligated under this Paragraph 39 to indemnify the other parties for Losses consisting of lost profits or revenues, loss of use, or similar economic loss, or for any indirect, special, incidental, consequential or similar damages (“Consequential Damages”) arising out of or in connection with the performance or non-performance of this Agreement (except to the extent that an indemnified third party claim asserted against a party includes Consequential Damages).

40.	Bottler shall obtain and maintain a policy of insurance with insurance carriers in such amounts and against such risks as would be maintained by a similarly situated company of a similar size and giving full and comprehensive coverage both as to amount and risks covered in respect of matters referred to in Paragraph 39 (including Bottler’s indemnity of Company and CCR contained therein) and shall on request produce evidence satisfactory to CCR and Company of the existence of such insurance. Compliance with this Paragraph 40 will not limit or relieve Bottler from its obligations under Paragraph 39. In addition, Bottler will satisfy the insurance requirements specified on Schedule 40.

41.	CCR, Company and Bottler recognize that incidents may arise in connection with this Agreement which can threaten the reputation and business of Bottler and/or negatively affect the good name, reputation and image of CCR, Company or the Trademarks. In order to address such incidents, including any questions of quality of the Covered Beverages or Related Products that may occur, Bottler will designate and organize an incident management team and inform CCR and Company of the members of such team. Bottler further agrees to cooperate fully with CCR, Company and such third parties as Company may designate and coordinate all efforts to address and resolve any such incident consistent with procedures for crisis management that may be issued to Bottler by CCR or Company from time to time.

42.	If any provision of this Agreement is or becomes legally ineffective or invalid, the validity or effect of the remaining provisions of this Agreement shall not be affected; provided that the invalidity or ineffectiveness of the said provision shall not prevent or unduly hamper performance hereunder or prejudice the ownership or validity of the Trademarks.

Classified - Confidential

43.	As to all matters and things herein mentioned, the parties agree:

a. This Agreement sets forth the entire agreement among Company, CCR and Bottler with respect to the subject matter hereof, and all prior understandings, commitments or agreements relating to such matters among the parties or their predecessors-in-interest are of no force or effect and are cancelled hereby; provided, however, that any written representations made by Bottler upon which CCR or Company relied in entering into this Agreement shall remain binding upon Bottler to the extent identified on Schedule 43(a);

b. any waiver, amendment or modification of this Agreement or any of its provisions, and any notices given or consents made under this Agreement shall not be binding upon Bottler, CCR, or Company unless made in writing, signed by an officer or other duly qualified and authorized representative of each, and personally delivered or sent by telegram, telex or certified mail, or a duly qualified and authorized freight courier to an officer or other duly qualified and authorized representative of the other parties and will be deemed to be given on the date such notice is dispatched, such hand delivery is effected, such registered letter is mailed, or such couriered delivery is dispatched. Such written notices must be addressed to the last known address of the party concerned. Each party will promptly advise the other party of any change in its address.

c. This Agreement does not affect in any way the respective rights and obligations of the parties under existing agreements between and among any of Company, Bottler and any of their respective Affiliates, and each such agreement will continue in full force and effect in accordance with its respective terms. The termination of this Agreement will not cause the termination of any of such existing agreements between Company (or any of its Affiliates) and Bottler (or any of its Affiliates), including those contracts on Exhibit D.

44.	Failure of CCR, Company or Bottler (including any of their respective Affiliates) to exercise promptly any right herein granted, or to require strict performance of any obligation undertaken herein by the other party, shall not be deemed to be a waiver of such right or of the right to demand subsequent performance of any and all obligations herein undertaken by Bottler, CCR or by Company.

45.	Bottler is an independent contractor and is not an agent of, or a partner or joint venturer with, CCR or Company. Each of CCR, Company and Bottler agrees that it will neither represent, nor allow itself to be held out as an agent of, or partner or joint venturer with the other (including any of its Affiliates). Bottler and Company do not intend to create, and this Agreement shall not be construed to create, a partnership, joint venture, agency, or any form of fiduciary relationship. Each party covenants and agrees never to assert that a partnership or joint venture exists or has been created under or in connection with this Agreement and the Related Agreements. There is no partnership, joint venture, agency, or any form of fiduciary relationship existing between Bottler and Company, but if it there is determined or found to be a partnership, joint venture, or agency, then Bottler and Company expressly disclaim all fiduciary duties that might otherwise exist under applicable law.

Classified - Confidential

46.	The headings herein are solely for the convenience of the parties and shall not affect the interpretation of this Agreement. As used in this Agreement, the phrase “including” means “including, without limitation” in each instance. References in this Agreement to Paragraphs are to the respective Paragraphs of this Agreement, and references to Exhibits and Schedules are to the respective Exhibits and Schedules to this Agreement.

47.	The parties may execute this Agreement in counterparts, each of which is deemed an original and all of which only constitute one original.

48.	If Bottler’s signature or acknowledgment is required or requested with respect to any document in connection with this Agreement and any employee or representative authorized by Bottler “clicks” in the appropriate space on the website designated by CCR or Company or takes such other action as may be indicated by CCR or Company, Bottler shall be deemed to have signed or acknowledged the document to the same extent and with the same effect as if Bottler had signed the document manually; provided, however, that no such signature or acknowledgment shall amend, conflict with, or vary the terms and conditions of this Agreement. Bottler acknowledges and agrees that Bottler has the ability and knowledge to print information delivered to Bottler electronically, or otherwise knows how to store that information in a way that ensures that it remains accessible to Bottler in an unchanged form.

49.	This Agreement shall be interpreted, construed and governed by and in accordance with the laws of the State of Georgia, United States of America, without giving effect to any applicable principles of choice or conflict of laws, as to contract formation, construction and interpretation issues, and the federal trademark laws of the United States of America as to trademark matters. The parties agree that any lawsuit commenced in connection with, or in relation to, this Agreement shall be brought in a United States District Court, if there is any basis for federal court jurisdiction. If the party bringing such action reasonably concludes that federal court jurisdiction does not exist, then the party may commence such action in any court of competent jurisdiction.

50.

In the performance of this Agreement, each party may disclose to the other party certain Proprietary Information. The Proprietary Information of the Disclosing Party will remain the sole and exclusive property of the Disclosing Party or a third party providing such information to the Disclosing Party. The disclosure of the Proprietary Information to the Receiving Party does not confer upon the Receiving Party any license, interest, or right of any kind in or to the Proprietary Information, except as expressly provided under this Agreement. At all times and notwithstanding any termination or expiration of this Agreement or any amendment hereto, the Receiving Party agrees that it will hold in strict confidence and not disclose to any third party the Proprietary Information of the Disclosing Party, except as approved in writing by the Disclosing Party. The Receiving Party will only permit access to the Proprietary Information of the Disclosing Party to those of its or its Affiliates’ employees or authorized representatives having a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained in this Agreement (including external auditors, attorneys and consultants). The Receiving Party will be responsible to the Disclosing Party for any third party’s use and disclosure of the Proprietary Information that the Receiving Party provides to such third party in accordance

Classified - Confidential

with this Agreement. The Receiving Party will use at least the same degree of care it would use to protect its own Proprietary Information of like importance, but in any case with no less than a reasonable degree of care, including maintaining information security standards specific to such information as set forth in this Agreement.

If the Receiving Party is required by a Governmental Authority or applicable law to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party will (i) first give written notice of such required disclosure to the Disclosing Party (to the extent permitted by applicable law), (ii) if requested by the Disclosing Party, use reasonable efforts to obtain a protective order requiring that the Proprietary Information to be disclosed be used only for the purposes for which disclosure is required, (iii) if requested by the Disclosing Party, take reasonable steps to allow the Disclosing Party to seek to protect the confidentiality of the Proprietary Information required to be disclosed, and (iv) disclose only that part of the Proprietary Information that, after consultation with its legal counsel, it determines that it is required to disclose.

Each Party will immediately notify the other Party in writing upon discovery of any loss or unauthorized use or disclosure of the Proprietary Information of the other Party.

The Receiving Party will not reproduce the Disclosing Party’s Proprietary Information in any form except as required to accomplish the intent of this Agreement. Any reproduction of any Proprietary Information by the Receiving Party will remain the property of the Disclosing Party and must contain any and all confidential or proprietary notices or legends that appear on the original, unless otherwise authorized in writing by the Disclosing Party.

Neither Party will communicate any information to the other Party in violation of the proprietary rights of any third party.

Upon the earlier of (a) termination of this Agreement, (b) upon written request of the Disclosing Party, or (c) when no longer needed by the Receiving Party for fulfillment of its obligations under this Agreement, the Receiving Party will, if requested by the Disclosing Party, either: (i) promptly return to the Disclosing Party all documents and other tangible materials representing the Disclosing Party’s Proprietary Information, and all copies thereof in its possession or control, if any; or (ii) destroy all tangible copies of the Disclosing Party’s Proprietary Information in its possession or control, if any, in each case, except to the extent that such action would violate applicable regulatory or legal requirements. Notwithstanding the foregoing, each party’s counsel may retain one copy of documents and communications between the Parties as necessary for archival purposes or regulatory purposes.

51.	Company consents to the grant of rights by CCR to Bottler provided for under this Agreement, subject to CCR and Bottler’s acceptance of and agreement to the terms and conditions set forth in this Agreement.

Classified - Confidential

52.	Nothing in this Agreement, express or implied, is intended or shall be construed to give any person or entity, other than the parties to this Agreement and their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained in this Agreement. This Agreement does not, and is not intended to, confer any rights or remedies upon any Person other than Bottler, CCR and Company.

53.	The parties acknowledge and agree that the terms and conditions of this Agreement have been the subject of active and complete negotiations, and that such terms and conditions must not be construed in favor of or against any party by reason of the extent to which a party or its professional advisors may have participated in the preparation of this Agreement.

[Signatures on following pages]

Classified - Confidential

IN WITNESS WHEREOF, Company and CCR at Atlanta, Georgia, and Bottler at Charlotte, North Carolina have caused these presents to be executed in triplicate by the duly authorized person or person in their behalf on the dates indicated below.

THE COCA-COLA COMPANY

By:	/s/ J. Alexander M. Douglas, Jr.
Authorized Representative

Date:

COCA-COLA REFRESHMENTS USA, INC.

By:	/s/ J. Alexander M. Douglas, Jr.
Authorized Representative

Date:

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ Umesh Kasbekar
Authorized Representative

Date:

[Signature Page to Comprehensive Beverage Agreement]

Exhibit A

Covered Beverages

The following Beverages and all SKUs, packages, flavor, calorie and other variations (e.g., Sprite Cranberry, Sprite Zero Cranberry) of each such Beverage offered by Company that are identified by the primary Trademark that also identifies such Beverage or any modification of such primary Trademark, such as, e.g., the primary Trademark used in conjunction with a prefix, a suffix or other modifier:

Coca-Cola

Caffeine Free Coca-Cola

Diet Coke

Diet Coke with Lime

Diet Coke with Splenda®

caffeine free Diet Coke

Coca-Cola Zero

caffeine free Coca-Cola Zero

Cherry Coke

Diet Cherry Coke

Cherry Coke Zero

Vanilla Coke

Diet Vanilla Coke

Vanilla Coke Zero

Barq’s

Diet Barq’s

DASANI

DASANI Plus

Fanta

Fanta Zero

Fresca

Full Throttle

Mello Yello

Mello Yello Zero

PiBB Xtra

PiBB Zero

Seagram’s ginger ale

Seagram’s mixers

Seagram’s seltzer water

Sprite

Sprite Zero

TaB

VAULT

VAULT Zero

Delaware Punch

Classified - Confidential

FUZE

FUZE Tea

FUZE Juices

FUZE Refreshments

FUZE slenderize

Glacéau Vitaminwater

Glacéau Vitaminwater Energy

Glacéau Vitaminwater Zero

Glacéau Smartwater

Glacéau Fruitwater

NOS

NOS ACTIVE

NOS ZERO

POWERADE

POWERADE ZERO

The following Multiple Route To Market Beverages only in the specifically identified SKUs, packages, calorie and other variations of each such Beverage:

All flavors of Minute Maid® Juices To Go in the following package configurations: 15.2 fl. oz. (i.e., 450 ML) PET bottles, 10 fl. oz. PET bottles sold in 24-count multi-packs, 12 fl. oz. PET bottles, and 11.5 fl. oz. cans.

All flavors of Minute Maid® Refreshment (cold fill) in the following package configurations: 2L PET bottles, 12 fl. oz. cans, 20 fl. oz. PET bottles, 16 fl. oz. PET bottles, 500 ml PET bottles.

Gold Peak (hot fill) in the following package configurations: 18.5oz PET bottles single serve, 500ml PET bottles six-pack, and 64 ounce (1.89 L) PET bottles.

All flavors of Honest Tea and Honest Ade in 16.9 ounce and 59 ounce PET bottles.

Classified - Confidential

EXHIBIT B

Trademarks

All trademarks whether owned by Company, licensed by Company or otherwise authorized and approved for use by Company to identify a Covered Beverage or Related Product identified on Exhibit A or Exhibit F, including any amendments thereto, including:

Coca-Cola

Coca-Cola (Red Disk Icon)

Coca-Cola (Script)

Coke

Coca-Cola Bottle (2D symbol and 3D shape)

Dynamic Ribbon

Diet Coke

Coca-Cola Zero

Cherry Coke

Cherry Coke Zero

Vanilla Coke

Diet Vanilla Coke

Vanilla Coke Zero

Barq’s

Delaware Punch

Fanta

Fanta Zero

Fresca

Full Throttle

Mello Yello

Mello Yello Zero

PiBB

PiBB Xtra

PiBB Zero

Seagram’s

Sprite

SPRITE Bottle (2D symbol and 3D shape)

Sprite Zero

TaB

VAULT

VAULT Zero

DASANI

DASANI Plus

DASANI Drops

FUZE

FUZE Drops

FUZE slenderize

FUZE Refreshments

Classified - Confidential

Gold Peak

Glacéau Vitaminwater

Glacéau Vitaminwater Energy

Glacéau Vitaminwater Zero

Glacéau Vitaminwater Zero Drops

Glacéau Smartwater

Glacéau Fruitwater

Honest Ade

Honest Tea

Minute Maid

Minute Maid Drops

Minute Maid Juices to Go

NOS

NOS ACTIVE

NOS ZERO

POWERADE

POWERADE MOUNTAIN BERRY BLAST

POWERADE ZERO

POWERADE ZERO DROPS

Classified - Confidential

EXHIBIT C

Territory

State	County	Sales Center	Description
Tennessee	Carter	Johnson City	All locations in the western portion of Carter County divided by a line that originates at a point one (1) mile north of the Watauga River (82°17’59.365”W 36°23’4.453”N) on the Carter and Washington county line extending in an easterly direction maintaining a one (1) mile distance from the Watauga River to a point where said line would intersect with and north projected line from Holly Lane, Elizabethton (82°14’10.865”W 36°22’12.096”N). Thence in a south-easterly direction on Holly Lane to a point where the southerly project Holly Lane would intersect with the Elizabethton southern city limits (82°13’30.05”W 36°19’45.789”N). Then in a southerly direction to the intersection of Carter, Mitchell, and Unicoi counties.

Tennessee	Greene	Johnson City	All locations in the eastern portion of Greene County divided by a line that originates at the intersection of Stanley Valley Road and US Hwy 11 W (82°57’3.262”W 36°27’13.044”N) in Hawkins County, Tennessee south-south-easterly to the Bernard Road underpass on Interstate 81 (82°51’32.102”W 36°18’32.783”N). Thence south-easterly to the Chuckey Ruritan Road underpass on US Hwy 11 E/Andrew Johnson Hwy (82°42’19.548”W 36°13’6.34”N). Thence south-easterly to the intersection of Chuckey Hwy and Campbell Circle (82°42’1.85”W 36°12’43.66”N). Thence southerly from said point to the intersection of Chuckey Hwy and Campbell Circle (82°42’1.85”W 36°12’43.66”N). Thence south-south-easterly to the intersection of Erwin Hwy and Chuckey Pike in Greene County (82°40’51.944”W 36°8’26.757”N). Thence directly east to a point along the Greene and Washington county line (82°38’28.878”W 36°8’26.757”N).

Tennessee	Hawkins	Johnson City	All locations in the eastern portion of Hawkins County divided by a line that originates at the Hawkins and Hancock county line directly north of the intersection of Stanley Valley Road and US Hwy 11 W (82°57’3.262”W 36°27’13.044”N). Thence southerly to said intersection. Thence in a south-south-easterly direction to the intersection of the Kenneytown Road underpass on Interstate 81 (82°52’38.531”W 36°18’0.987”N) in Greene County, Tennessee.

Classified - Confidential

State	County	Sales Center	Description
Tennessee	Sullivan	Johnson City	All locations in the southwestern portion of Sullivan County divided by a line that originates at the intersection of Sullivan and Hawkins Counties and US Hwy 11/W. Stone Drive (82°36’54.004”W 36°33’15.506”N). Thence in an easterly direction along, and included all address on, US Hwy 11/W. Stone Drive to the intersection of US Hwy 11/E. Stone Drive and State Hwy 93/John B. Dennis Hwy (82°30’32.523”W 36°32’41.634”N). Thence in a south-easterly direction to the Sullivan and Washington county line at the intersection of the South Fork Holston River and Watauga River in Boone Lake (82°25’17.747”W 36°26’50.137”N).

Tennessee	Unicoi	Johnson City	All locations within Unicoi County

Tennessee	Washington	Johnson City	All locations within Washington County

Tennessee	Cocke	Morristown	All locations within Cocke County

Tennessee	Grainger	Morristown	All locations in the eastern portion of Grainger County divided by a line that originates at a point (83°29’48.781””W 36°21’43.402””N) on the Grainger and Claiborne county line directly north of the intersection of State Hwy 131 and Puncheon Creek Road (83°29’48.396””W 36°20’8.04””N) extending directly south to said intersection. Thence in a south- westerly direction to the intersection of Rutledge Pike/US Hwy 11 W and Henry Clark Lane (83°34’31.127””W 36°15’27.121””N). Thence in a south-easterly direction to the intersection of State Hwy 92 and the Grainger and Jefferson county line (83°30’15.409””W 36°10’7.668””N).

Tennessee	Greene	Morristown	All locations in the western portion of Greene County divided by a line that originates at the intersection of Stanley Valley Road and US Hwy 11 W (82°57’3.262”W 36°27’13.044”N) in Hawkins County, Tennessee south-south-easterly to the Bernard Road underpass on Interstate 81 (82°51’32.102”W 36°18’32.783”N). Thence south-easterly to the Chuckey Ruritan Road underpass on US Hwy 11 E/Andrew Johnson Hwy (82°42’19.548”W 36°13’6.34”N). Thence south-easterly to the intersection of Chuckey Hwy and Campbell Circle (82°42’1.85”W 36°12’43.66”N). Thence southerly from said point to the intersection of Chuckey Hwy and Campbell Circle (82°42’1.85”W 36°12’43.66”N). Thence south-south-easterly to the intersection of Erwin Hwy and Chuckey Pike in Greene County (82°40’51.944”W 36°8’26.757”N). Thence directly east to a point along the Greene and Washington county line (82°38’28.878”W 36°8’26.757”N).

Tennessee	Hamblen	Morristown	All locations within Hamblen County

Tennessee	Hancock	Morristown	All locations within Hancock County

Tennessee	Hawkins	Morristown	All locations in the western portion of Hawkins County divided by a line that originates at the Hawkins and Hancock county line directly north of the intersection of Stanley Valley Road and US Hwy 11 W (82°57’3.262”W 36°27’13.044”N). Thence southerly to said intersection. Thence in a south-easterly direction to the intersection of the Bernard Road underpass on Interstate 81 (82°51’32.102”W 36°18’32.783”N) in Greene County, Tennessee.

Classified - Confidential

State	County	Sales Center	Description
Tennessee	Jefferson	Morristown	All locations in the eastern portion of Jefferson County divided by a line that originates at the intersection of Grainger, Jefferson, and Knox counties extending directly south to US Hwy 11 E (83°40’2.429”W 36°4’3.225”N). Thence southwesterly to the intersection of Jefferson, Sevier, and Knox counties.

Tennessee	Sevier	Morristown	All locations in the eastern portion of Sevier County divided by a line that originates on the Jefferson and Sevier county line at the western most intersection of Sims Road and said county lines (83°25’44.781””W 35°55’30.114””N) south-easterly to the intersection of Newport Hwy/US 411 and Fairgarden Road (83°24’56.8””W 35°54’21.211””N). Thence south-easterly to the intersection of Wilhite Road and Stinnett Ridge Road (83°18’30.691””W 35°51’13.027””N). Thence south-southwesterly to a point (83°18’55.083””W 35°49’39.935””N ) on Jones Cove Road/State Hwy 339 midway between Tranquility Hills Way and Henry Town Rd. Thence southerly to a point (83°18’41.412””W 35°45’45.059””N) midway between the Texas Lane and Noel Drive on East Parkway/US Hwy 321. Thence southeasterly to a point (83°18’58.04””W 35°45’44.035””N) on the Cocke and Sevier county line where said line turns from an east-west direction to a north-south direction.

Classified - Confidential

EXHIBIT D

Preexisting Contracts

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Sub-Bottler’s Bottle Contract	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/31/1976

Sub-Bottler’s 1983 Amendment	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/15/1983

Amendment to Sub-Bottler’s Contract	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	6/6/1979

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/31/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	12/26/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/31/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	3/2/1990

Side Letter to Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/29/1993

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date

Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Kelford	1/15/1993

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Sub-Bottler’s Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	6/30/1949

Sub-Bottler’s Amendment	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	1/16/1979

Sub-Bottler’s 1983 Amendment	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	12/22/1983

Temp. Amend. to Sub-Bottler’s Bottle Contract-Diet Coca-Cola	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	5/31/1983

Sub-Bottler’s Pre-Mix Contract	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	7/31/1956

Sub-Bottler’s Contract	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	6/22/1917

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Weldon	1/15/1993

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Wilmington	1/15/1993

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	6/15/1987

Sub-Bottler’s Contract	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	9/20/1916

Sub-Bottler’s Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	10/1/1980

Sub-Bottler’s 1988 Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	4/18/1988

Sub-Bottler’s 1983 Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	9/27/1985

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Sub-Bottler’s Home Market Amendment (‘78/‘83 Sub-Bottler)	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	6/1/1991

Sub-Bottler’s Bottle Contract (0655)	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	1/8/1964

Sub-Bottler’s Amendment	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	4/22/1987

Sub-Bottler’s 1983 Amendment	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	4/22/1987

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/25/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	2/5/1991

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	2/2/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	1/8/1992

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Temporary Amendment to Sub- Bottler’s Bottle Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	7/1/1983

Sub-Bottler’s Pre-Mix Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	12/26/1956

Sub-Bottler’s Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	3/24/1932

Amd. to Temporary Amd. to Sub- Bottler’s Bottle Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	12/11/1984

Agreement for Caffeine Free Coca- Cola	CCBC of Wilmington, Inc.	Virginia, Emporia	12/11/1984

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Sub-Bottler’s Contract	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/30/1942

Sub-Bottler’s Amendment	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/23/1986

Sub-Bottler’s 1983 Amendment	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/15/1986

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	2/1/1988

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	9/14/1990

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	11/6/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	9/14/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	11/6/1990

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville (and other territories)	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (and other territories)	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	3/22/1994

Barq’s Bottler’s Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston (and other territories)	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Amendment to Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville (and other territories,)	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Amendment to Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Emporia (and other territories)	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	3/22/1994

Barq’s Bottler’s Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley (and other territories)	3/22/1994

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	10/1/2000

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	10/1/2000

Side Letter to Dasani MDA	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	12/10/2001

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	10/1/2000

Dasani Consent for Distribution of Cumberland Gap Mountain Spring Water	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	10/23/2006

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	10/1/2000

Marketing and Distribution Agreement [for DASANI]	CCBC of Wilmington, Inc.	North Carolina, Kelford	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	10/1/2000

Marketing and Distribution Agreement [for DASANI]	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	CCBC of Wilmington, Inc.	North Carolina, Weldon	10/1/2000

Marketing and Distribution Agreement [for DASANI]	CCBC of Wilmington, Inc.	North Carolina, Wilmington	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	10/1/2000

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	10/1/2000

Marketing and Distribution Agreement [for DASANI]	CCBC of Wilmington, Inc.	Virginia, Emporia	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	10/1/2000

Marketing and Distribution Agreement [for DASANI]	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	10/1/2000

Marketing and Distribution Agreement [for DASANI]	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	10/1/2000

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Contract for Fanta Beverages	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/31/1966

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	5/1/2002

Allied Bottle Contract for Fanta	CCBC of Wilmington, Inc.	North Carolina, Kelford	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	5/1/2002

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	5/1/2002

Allied Bottle Contract for Fanta	CCBC of Wilmington, Inc.	North Carolina, Weldon	5/1/2002

Allied Bottle Contract for Fanta	CCBC of Wilmington, Inc.	North Carolina, Wilmington	5/1/2002

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	5/1/2002

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	5/1/2002

Contract for Fanta Beverages	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	1/8/1964

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for Fanta	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	5/1/2002

Contract for Fanta Beverages	CCBC of Wilmington, Inc.	Virginia, Emporia	3/17/1967

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/31/1986

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	5/1/2002

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Allied Bottle Contract for Fanta	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	5/1/2002

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Allied Bottle Contract for Fresca	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Contract for Fresca	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	1/23/1967

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Allied Bottle Contract for Fresca	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Allied Bottle Contract for Fresca	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Contract for Fresca	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	4/5/1967

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	12/22/1992

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for Fresca	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/25/1990

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	10/28/1991

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	1/1/2001

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	1/1/2001

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	9/14/1990

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Allied Bottle Contract for Fresca	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	9/14/1990

Manufacturing Agreement for Full Throttle	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/1/2008

Manufacturing Agreement for Full Throttle renewal letter	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	12/11/2012

Distribution Agreement for glacéau	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	11/1/2007

First Amendment to Distribution Agreement for glacéau	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	4/1/2013

2013 Temporary Amendment to Distribution Agreement for glacéau	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	10/30/2012

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	3/27/1979

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Mello Yello	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	4/12/1979

Contract for Mello Yello	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	9/21/1979

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Allied Bottle Contract for Mello Yello	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Allied Bottle Contract for Mello Yello	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Contract for Mello Yello	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	1/4/1988

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	3/30/1979

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for Mello Yello	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/25/1990

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Contract for Mello Yello	CCBC of Wilmington, Inc.	Virginia, Emporia	3/27/1984

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Contract for Mello Yello	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	5/8/1979

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	2/1/1988

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/31/1986

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/31/1986

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	9/14/1990

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Allied Bottle Contract for Mello Yello	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	9/14/1990

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	5/27/2004

Side Letter to Bottler Contract for Minute Maid cold fill products	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	5/18/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	5/27/2004

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	CCBC of Wilmington, Inc.	North Carolina, Kelford	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	CCBC of Wilmington, Inc.	North Carolina, Weldon	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	CCBC of Wilmington, Inc.	North Carolina, Wilmington	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	5/27/2004

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	CCBC of Wilmington, Inc.	Virginia, Emporia	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	5/27/2004

Bottler Contract for Minute Maid Cold Fill Products	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	5/27/2004

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	9/11/2001

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	12/15/1997

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	12/15/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	12/15/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	12/15/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	12/15/1997

Marketing and Distribution Agreement [for Minute Maid]	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	12/15/1997

Marketing and Distribution Agreement [for Minute Maid]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	1/1/1998

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	CCBC of Wilmington, Inc.	Virginia, Emporia	12/1/1997

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	2/1/1998

Marketing and Distribution Agreement [for Minute Maid]	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	2/1/1998

Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	5/6/1999

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Allied Bottle Contract for Mr. PiBB	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	10/18/1974

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Allied Bottle Contract for Mr. PiBB	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Mr. PiBB	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	12/20/1994

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for Mr. PiBB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Contract for Mr. PiBB	CCBC of Wilmington, Inc.	Virginia, Emporia	3/25/1977

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Contract for Mr. PiBB	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	12/23/1974

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/31/1986

Allied Bottle Contract for Mr. PiBB	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	11/30/1994

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	11/30/1994

Side Letter to POWERADE MDA	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	12/14/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	CCBC of Wilmington, Inc.	North Carolina, Kelford	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	9/27/1994

Marketing and Distribution Agreement [for POWERADE]	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Marketing and Distribution Agreement [for POWERADE]	CCBC of Wilmington, Inc.	North Carolina, Weldon	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	CCBC of Wilmington, Inc.	North Carolina, Wilmington	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	11/14/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	11/30/1994

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Marketing and Distribution Agreement [for POWERADE]	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	CCBC of Wilmington, Inc.	Virginia, Emporia	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	10/28/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	11/30/1994

Marketing and Distribution Agreement [for POWERADE]	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	11/30/1994

Seagram Soft Drink Trademark License and Bottling Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	9/1/1988

Seagram Soft Drink Production Agmt.	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	7/17/1992

Amendment to Seagram’s Soft Drink Trademark License and Bottling Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	9/1/1988

Seagram Soft Drink Authority to Purchase	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	7/27/1992

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/31/1966

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Allied Bottle Contract for Sprite	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	3/26/1964

Contract for Sprite	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	5/11/1962

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Allied Bottle Contract for Sprite	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Allied Bottle Contract for Sprite	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Contract for Sprite	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	2/14/1961

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	1/8/1964

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for Sprite	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/25/1990

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Contract for Sprite	CCBC of Wilmington, Inc.	Virginia, Emporia	3/17/1967

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Contract for Sprite	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	6/16/1965

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	2/1/1988

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/31/1986

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/31/1986

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	12/17/1993

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Allied Bottle Contract for Sprite	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	12/17/1993

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Contract for TAB	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/31/1966

1983 TAB Amendment	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	10/12/1983

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	8/23/1963

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
1983 TAB Amendment	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	12/30/1983

Contract for TAB	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	5/31/1963

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Allied Bottle Contract for TAB	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Allied Bottle Contract for TAB	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Contract for TAB	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	6/6/1963

1983 TAB Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	9/27/1985

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	1/8/1964

1983 TAB Amendment	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	4/22/1987

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Allied Bottle Contract for TAB	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Contract for TAB	CCBC of Wilmington, Inc.	Virginia, Emporia	9/26/1963

Allied Bottle Contract for TAB	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Contract for TAB	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	3/12/1964

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	8/1/2010

Term Processing Appointment	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	4/1/1986

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	8/1/2010

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	12/6/1990

Term Processing Appointment	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	4/1/1986

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	8/1/2010

Master License Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	12/17/2003

Incidence Pricing Letter Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	1/1/2009

Amendment 1 to Incidence Pricing Letter Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	12/27/2010

Amendment 2 to Incidence Pricing Letter Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	112/20/2011

Amendment 3 to Incidence Pricing Letter Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	7/1/2012

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	8/1/2010

Temporary Processing Agreement	CCBC of Wilmington, Inc.	North Carolina, Kelford	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	8/1/2010

Temporary Processing Agreement	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	8/1/2010

Cessation of Production Agreement for Coca-Cola	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	7/16/1984

Cessation of Production Agreement for Allied Products	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	7/16/1984

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	8/1/2010

Temporary Processing Agreement	CCBC of Wilmington, Inc.	North Carolina, Weldon	8/1/2010

Temporary Processing Agreement	CCBC of Wilmington, Inc.	North Carolina, Wilmington	8/1/2010

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/6/1990

Temporary Processing Agreement	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	8/1/2010

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/1/2005

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	8/1/2010

Temporary License Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	9/15/1981

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	12/6/1990

Temporary Processing Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/1/2010

Cessation Agreement	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	12/6/1990

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	8/1/2010

Term Processing Appointment— Non-Licensee	Tennessee Soft Drink Production Company	Tennessee, Nashville (NL Processor)	3/9/1989

Letter Agreement (product coding)	Tennessee Soft Drink Production Company	Tennessee, Nashville (NL Processor)	3/23/1993

Letter Agreement (payment guarantee)	Tennessee Soft Drink Production Company	Tennessee, Nashville (NL Processor)	2/8/1989

Letter Agreement (host bottler consent)	Tennessee Soft Drink Production Company	Tennessee, Nashville (NL Processor)	2/8/1989

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	12/6/1990

Temporary Processing Agreement	CCBC of Wilmington, Inc.	Virginia, Emporia	8/1/2010

Temporary License Agreement	CCBC of Wilmington, Inc.	Virginia, Emporia	1/29/1982

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	8/1/2010

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	12/6/1990

Term Processing Appointment	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	4/1/1986

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	8/1/2010

Temporary Processing Agreement	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	12/1/1999

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/6/1990

Temporary Processing Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	8/1/2010

Cessation Agreement	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	12/6/1990

Classified - Confidential

EXHIBIT E

Finished Goods Supply Agreement

[Furnished separately]

Classified - Confidential

EXHIBIT F

Related Products

All SKUs, packages, flavors, calorie or other variations offered by Company of:

POWERADE powder

POWERADE ZERO Drops

DASANI Drops

Minute Maid Drops

Glacéau Vitaminwater Zero Drops

Fuze Drops

Classified - Confidential

SCHEDULE 1

Sub-bottler Payments

Bottler will pay to CCR on a quarterly basis a “Sub-bottling Payment,” based upon sales in the Territory by Bottler of (i) Covered Beverages and post-mix, syrups and concentrates packaged in bag in the box (BIB) that are identified by the primary Trademark that also identifies a Covered Beverage, (ii) Related Products, and, as applicable, (iii) products identified by trademarks owned by or licensed to [***], its successors or assigns [***], (iv) products identified by trademarks owned by or licensed to [***], its successors or assigns [***], and (v) post-mix, syrups and concentrates, whether packaged in bag in the box (BIB) or in cartridge format, that are identified by the primary Trademark that also identifies a Permitted Beverage Product if such products are sold in that portion of the Territory where Bottler distributes such Permitted Beverage Product in Beverage form as of the Effective Date (the “Sub-bottling Payment Products”); provided that the calculation of the Sub-bottling Payment will not include sales in the Territory by Bottler of any [***] for which Bottler acquired distribution rights directly from [***] or any Person other than Company, CCR, or another Company Owned Distributor, so long as Bottler pays to [***] any costs of termination in connection with such acquisition and executes with [***], its successors or assigns, a distribution agreement for the Territory that requires Bottler to pay to Company a facilitation fee based on the sales of such products in the Territory, which facilitation fee is consistent with the facilitation fee paid by other U.S. Coca-Cola bottlers operating under a similar distribution agreement.

The amount of the Sub-bottling Payment will be calculated by [***] by the [***] set forth in Schedule 1.1 corresponding to the [***].

Bottler will provide to CCR, within fifteen (15) business days after the end of CCR’s fiscal quarter, such information in the form of Schedule 1.2. CCR will treat such information in accordance with the confidentiality provisions of Paragraph 50 of this Agreement.

CCR will calculate and invoice Bottler for the Sub-bottling Payment within twenty (20) days after the end of each fiscal quarter. The Sub-bottling Payment will be due and payable by Bottler to CCR within ten (10) days after the Bottler’s receipt of such invoice. Payment of the invoice will be made in cash by wire transfer or through such other payment method as agreed in writing by the parties.

[***].

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

To avoid confusion the equation expressed in the immediately preceding paragraph is:

[***].

[***].

[***].

[***].

[NOTE: Schedule 1.1 included on the Effective Date is a provisional table (“Provisional Table”) based on CCR’s most recently available financial information at the time of entering into this Agreement. CCR will provide within 120 days of the Effective Date an updated table based on certain financial information as of the Effective Date and as of the most recent quarter ending prior to the Effective Date (“Updated Table”). Bottler will have 120 days to review and respond to the Updated Table and the parties will have 30 days after Bottler responds to agree on the Updated Table. Any sub bottling payments due before the parties agree on the Updated Table will be calculated in accordance with the Provisional Table].

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

[***]	[***]
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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1

[***]	[***]
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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.2

Form of Sub-bottling Payment information to be provided by Bottler to CCR.

[***]:

Description
[***]
[***]
[***]
[***]
[***]

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[***]:
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[***]
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Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]
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[***]
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[***]

[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE 2

Covered Beverages or Related Products – Preexisting Contractual Commitments

Pre-existing Contractual Commitments of Company

None.

Pre-existing Contractual Commitments of Bottler

None.

Classified - Confidential

SCHEDULE 14(a)

Part 1: Permitted Beverage Products

A. Company consents that Bottler may distribute, sell, deal in and otherwise use or handle in the Territory the following Beverages and any line extensions as provided under paragraph 14(a)(v)(3)(b) in the sub territories marked with “X”:

Beverage	Johnson City sub territory	Morristown sub territory

Dr Pepper, and Dr Pepper cherry, Dr Pepper Ten, Caffeine free Dr Pepper, Diet Dr Pepper, Diet Dr Pepper cherry, Dr Pepper cherry vanilla, Diet Dr Pepper cherry vanilla, Caffeine free diet Dr Pepper, and [***]

	Y	X
Tum-E Yummies	X	X
Monster Energy, Java Monster, Muscle Monster, Monster Extra Strength,	X	X
Monster Rehab and Monster DUB
Peace Tea	X	X
Worx	X	X
Core Power	X	X

B. Company consents to Bottler distribution of Dr Pepper [***].

C. Company consents to Bottler distribution of Monster Energy [***].

D. Company consents to Bottler distribution of evian through and including July 3, 2014.

E. Company consents that Bottler may distribute in the Territory the post-mix, syrups and concentrates packaged in bag in the box (BIB) or in cartridge format that are identified by the primary Trademark that also identifies a Permitted Beverage Product.

F. Company consents that Bottler may distribute in the Territory [***].

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Part 2: Permitted Ancillary Business

Bottler has requested that Company consent to Bottler’s operation of certain ancillary businesses during the Term of this Agreement in the Territory. Subject to and without waiving Paragraph 14(c)(ii) of this Agreement (to the extent applicable) or its rights under the preexisting contracts identified in Exhibit D hereof, and subject to the limitations set forth in sub paragraphs B-C of this Part 2 of Schedule 14(a), Company consents pursuant to Paragraph 14(a)(v)(4) of this Agreement to Bottler’s producing, manufacturing, preparing, packaging, distributing, selling, dealing in or otherwise using or handling, as applicable, Beverages, Beverage Components and other beverage products during the Term of this Agreement in the Territory in connection with operation of the ancillary businesses identified in this Part 2 of Schedule 14(a), in reliance on Bottler’s representation that, except as described herein, none of such ancillary businesses produces, manufactures, prepares, packages, distributes, sells, deals in or otherwise uses or handles Beverages, Beverage Components or other beverage products in the Territory other than the (i) Covered Beverages, (ii) Related Products, or (iii) the Permitted Beverage Products identified in Part 1 of this Schedule 14(a). For avoidance of doubt, the parties acknowledge that a Beverage, Beverage Component or other beverage product will not constitute a Permitted Beverage Product unless it is specifically identified as a Permitted Beverage Product in Part 1 of Schedule 14(a). If Bottler produces, manufactures, prepares, packages, distributes, sells, deals in or otherwise uses or handles a Beverage, Beverage Component, or other beverage product in the Territory, other than a (i) Covered Beverage, (ii) Related Product, or (iii) Permitted Beverage Products identified in Part 1 of this Schedule 14(a), as part of a Permitted Ancillary Business that is specifically identified in this Part 2 of Schedule 14(a), then Bottler will, as applicable, be permitted to produce, manufacture, prepare, package, distribute, sell, deal in or otherwise use and/or handle that Beverage, Beverage Component or other beverage product in the Territory solely as part of such Permitted Ancillary Business, and not for any other purpose. The fact that Bottler produces, manufactures, prepares, packages, distributes sells, deals in or otherwise uses or handles a Beverage, Beverage Component or other beverage product as part of a Permitted Ancillary Business will not, itself, make that Beverage, Beverage Component or other beverage product a Permitted Beverage Product.

A.	BYB Brands, Inc. creates and develops brands of Beverages and beverage-related products (which may in the future include Beverage Components) and produces, manufactures, prepares, packages, markets, distributes, sells, promotes, merchandizes, deals in and otherwise uses and handles such Beverages and beverage-related products.

B.

Bottler owns and operates an over-the-road transportation and freight brokerage business that is operated separately from Bottler’s beverage business, with its own separate management team and employees (the “RCS Transportation Business”). The RCS Transportation Business operates as a for-hire commodity carrier that transports goods from point A to point B, which points may include warehouses, non-retail outlets and loading docks of retail outlets. The RCS Transportation Business

Classified - Confidential

does not use conventional beverage route trucks or perform merchandising services or other services traditionally associated with Direct Store Delivery, the parties acknowledging and agreeing that commodity transport of goods to loading docks of retail outlets does not constitute Direct Store Delivery. The RCS Transportation Business does not transport Covered Beverages, Related Products and Permitted Beverage Products in the same truck load as other beverage products. The RCS Transportation Business does not transport beverage products other than Covered Beverages, Related Products and Permitted Beverage Products to convenience stores, or restaurants. RCS Transportation Business drivers generally do not load or unload beverage products other than Covered Beverages, Related Products and Permitted Beverage Products at any location.

The RCS Transportation Business is currently conducted through Bottler’s wholly-owned subsidiary Red Classic Services LLC and the following direct and indirect wholly-owned subsidiaries: Red Classic Equipment, LLC, Red Classic Transportation Services, LLC, Red Classic Transit, LLC, Red Classic Contractor, LLC. In the future as a result of ordinary course corporate reorganizations the RCS Transportation Business may be conducted through certain other Affiliates wholly owned or Controlled by Bottler or RCS. Bottler will inform Company of the identity of any such Affiliates.

Subject to the limitations set forth below, Company consents to transport by RCS and the above mentioned Affiliates of Beverages, Beverage Components and other beverage products in the Territory during the Term in the operation of the RCS Transportation Business.

i.	No Pepsi Beverages: Bottler will cause the RCS Transportation Business not to transport in the Territory any beverage products distinguished by trademarks owned by PepsiCo, Inc. or its Affiliates, other than over-the-road transport in response to the request of a third party freight broker, wholesaler or retailer.

ii.	No Direct Store Delivery or Merchandising Services: Bottler will cause the RCS Transportation Business not to provide Direct Store Delivery or merchandising services in the Territory;

iii.	No Use of Vehicles Bearing Company Trademarks: As soon as reasonably practical after the Effective Date and in all cases no later than December 31, 2015, Bottler will cause the RCS Transportation Business not to use trucks, trailers, delivery vehicles, cases, cartons, coolers, vending machines or other equipment bearing Company’s Trademarks to transport beverage products in the Territory, other than Covered Beverages, Related Products and Permitted Beverage Products.

C.	Bottler and/or one or more of its Affiliates are engaged in the business of providing contract manufacturing services outside of the Territory for Beverages, Beverage Components and other beverage products that may be distributed, sold, marketed, dealt in or otherwise used or handled by third parties in the Territory. Subject to and without waiving its rights under the preexisting contracts identified in Exhibit D hereof, Company consents to Bottler and/or one or more of its Affiliates continuing after the Effective Date to be engaged outside of the Territory in the business of producing, manufacturing, preparing, packaging, distributing, selling, dealing in and otherwise using or handling Beverages, Beverage Components or beverage related products that may be distributed, sold, marketed, dealt in or otherwise used or handled by third parties in the Territory, to the extent that such activity is not prohibited under such preexisting contracts.

Classified - Confidential

SCHEDULE 15

Approved names, corporate names, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, and “Coke”

Below is a list of certain corporate names, trading names, titles of establishment or other commercial designations or logos Bottler (or its Affiliates) use that include the words “Coca-Cola”, “Coca”, “Cola”, or “Coke”:

Names Used In Operations

1	Coca-Cola Bottling Co. Consolidated

2	Coke Consolidated and Coca-Cola Consolidated

3	Piedmont Coca-Cola Bottling Partnership

4	Coca-Cola Ventures, Inc.

5	Coca-Cola Bottlers’ Sales & Services Company LLC

6	Coca-Cola Consolidated Employees For Good Government

7	Coca-Cola Bottling Co. Consolidated Employee Assistance Plan

8	Coca-Cola Bottling Co. Consolidated Employee Benefit Plan

9	Coca-Cola Bottling Co. Consolidated Employees Pension Plan

10	Coca-Cola Bottling Co. Consolidated Retirement Savings Plan

11	The Coca-Cola Bottling Company of West Virginia, Inc. Retirement Plan

2.	Over the years, Bottler has made many acquisitions of other Coca-Cola bottlers that used names which included the words “Coca-Cola”, “Coca”, “Cola”, and/or “Coke”, including without limitation Wometco Coca-Cola Bottling Company, Pageland Coca-Cola Bottling Company, Federal Coca-Cola Bottling Company, Lonesome Pine Coca Cola Bottling Company, New Bern Coca-Cola Bottling Works, Inc., Waycross-Douglas Coca-Cola Bottling, Coca-Cola Bottling Company of West Virginia, Sunbelt Coca-Cola Bottling Company, Inc., etc. Following the acquisitions, these names may still be used on historical real estate deeds, property tax bills, business licenses, vehicle titles, bottle contracts and similar documents. Bottler will not be required to update these records to reflect the current name. Third parties may still refer to these prior names, and Bottler may use these names in this manner.

Classified - Confidential

3.	From time to time, Bottler may use the name “Coca-Cola Bottling of [insert name of applicable City or State within Bottler’s territory]”, “Coca-Cola of [insert name of applicable City or State within Bottler’s territory]” or “Coca-Cola Consolidated of [insert name of applicable City or State within Bottler’s territory]” or “Coke Consolidated of [insert name of applicable City or State within Bottler’s territory]”.

4.	Bottler uses “COKE” as its ticker symbol.

5.	From time to time property tax bills, business licenses, vehicle titles and similar documents may use a truncated version or misspelled version of the names described above. Company agrees and acknowledges that it is not a breach under the Agreement for Bottler not to request that the name be corrected.

Classified - Confidential

SCHEDULE 15 (cont.)

Approved names, corporate names, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, and “Coke”

Classified - Confidential

SCHEDULE 15 (cont.)

Approved names, corporate names, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, and “Coke”

Classified - Confidential

SCHEDULE 15 (cont.)

Approved names, corporate names, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, and “Coke”

Classified - Confidential

SCHEDULE 15 (cont.)

Approved names, corporate names, trading name, title of establishment or other commercial designation or logo that includes the words “Coca-Cola”, “Coca”, “Cola”, and “Coke”

Classified - Confidential

SCHEDULE 32(d)

Agreements for Coca-Cola®

Contract
Contract / Product	Bottler or Affiliate	Territory	Date

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Florence	1/21/1998

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Alabama, Mobile	1/27/1989

Sub-Bottler’s Bottle Contract	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/31/1976

Sub-Bottler’s 1983 Amendment	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	12/15/1983

Amendment to Sub-Bottler’s Contract	Coca-Cola Bottling Co. Consolidated	Florida, Panama City	6/6/1979

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Albany	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Georgia, Columbus	1/27/1989

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	Georgia, Hartwell	1/31/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	11/17/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Mississippi, Laurel	12/26/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/11/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Asheville	1/31/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	1/2/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Biscoe	3/2/1990

Side Letter to Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte (all territories)	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Charlotte	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Fayetteville	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/1/1993

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Goldsboro	1/29/1993

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Kelford	12/18/1992

Classified - Confidential

Contract
Contract / Product	Bottler or Affiliate	Territory	Date
Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Kelford	1/15/1993

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/11/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, N. Wilkesboro	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Plymouth	7/1/1989

Sub-Bottler’s Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	6/30/1949

Sub-Bottler’s Amendment	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	1/16/1979

Sub-Bottler’s 1983 Amendment	Coca-Cola Bottling Co. Consolidated	North Carolina, Reidsville	12/22/1983

Temp. Amend. to Sub-Bottler’s Bottle Contract-Diet Coca-Cola	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	5/31/1983

Sub-Bottler’s Pre-Mix Contract	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	7/31/1956

Sub-Bottler’s Contract	CCBC of Wilmington, Inc.	North Carolina, Rocky Mount	6/22/1917

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Tarboro	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	North Carolina, Thomasville	1/29/1997

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Weldon	12/18/1992

Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Weldon	1/15/1993

Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Wilmington	12/18/1992

Home Market Amendment - Master Bottle Contract	CCBC of Wilmington, Inc.	North Carolina, Wilmington	1/15/1993

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	North Carolina, Wilson	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Abbeville	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Anderson	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Charleston	8/28/1987

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	12/31/1986

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Columbia	6/15/1987

Sub-Bottler’s Contract	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	9/20/1916

Sub-Bottler’s Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	10/1/1980

Sub-Bottler’s 1988 Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	4/18/1988

Sub-Bottler’s 1983 Amendment	Georgetown Coca-Cola Bottling Company	South Carolina, Georgetown	9/27/1985

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/11/1990

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Greenwood	1/31/1990

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Hampton	8/28/1987

Sub-Bottler’s Home Market Amendment (‘78/‘83 Sub-Bottler)	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	6/1/1991

Sub-Bottler’s Bottle Contract (0655)	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	1/8/1964

Sub-Bottler’s Amendment	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	4/22/1987

Sub-Bottler’s 1983 Amendment	Piedmont Coca-Cola Bottling Partnership	South Carolina, Marion	4/22/1987

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Pageland	1/27/1989

Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Home Market Amendment - Master Bottle Contract	Piedmont Coca-Cola Bottling Partnership	South Carolina, Summerville	8/28/1987

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	South Carolina, Sumter	5/28/1999

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	10/25/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Columbia	2/5/1991

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	11/13/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Dickson	2/2/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	11/1/1991

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Fayetteville	1/8/1992

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Murfreesboro	4/24/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Tennessee, Nashville	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Bristol	1/27/1989

Temporary Amendment to Sub- Bottler’s Bottle Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	7/1/1983

Sub-Bottler’s Pre-Mix Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	12/26/1956

Sub-Bottler’s Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	3/24/1932

Amd. to Temporary Amd. to Sub- Bottler’s Bottle Contract	CCBC of Wilmington, Inc.	Virginia, Emporia	12/11/1984

Agreement for Caffeine Free Coca- Cola	CCBC of Wilmington, Inc.	Virginia, Emporia	12/11/1984

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Lynchburg	10/29/1999

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Norton	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	Virginia, Roanoke	1/27/1989

Sub-Bottler’s Contract	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/30/1942

Sub-Bottler’s Amendment	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/23/1986

Sub-Bottler’s 1983 Amendment	St. Paul Coca-Cola Bottling Company, Incorporated	Virginia, St. Paul	4/15/1986

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Beckley	1/27/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	2/1/1988

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Bluefield	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Charleston	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Clarksburg	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	9/14/1990

Classified - Confidential

Contract / Product	Bottler or Affiliate	Territory	Contract Date
Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Elkins	11/6/1990

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	12/31/1986

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Huntington	1/25/1989

Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	9/14/1990

Home Market Amendment - Master Bottle Contract	Coca-Cola Bottling Co. Consolidated	West Virginia, Marlinton	11/6/1990

Classified - Confidential

SCHEDULE 40

Insurance Requirements

Bottler will, at its own cost and expense, acquire and maintain during the Term, with carriers having an AM Best Rating of A-VII or better, sufficient insurance to adequately protect the respective interests of the parties. Specifically, Bottler must carry the following minimum types and amounts of insurance (the “Required Policies”) on an occurrence basis or in the case of coverage that cannot be obtained on an occurrence basis, then, coverage can be obtained on a claims-made basis with a three (3) year tail following the termination or expiration of this Agreement:

a)	Commercial General Liability including, but not limited to, premises-operations, broad form property damage, products /completed operations, contractual liability, independent contractors, personal injury and advertising injury and liability assumed under an insured contract with limits of at least $10,000,000 per occurrence and $10,000,000 general aggregate and $10,000,000 Products / Completed Operations Aggregate;

b)	Statutory Workers’ Compensation Insurance and Employer’s Liability Insurance in the minimum amount of $1,000,000 each employee by accident, $1,000,000 each employee by disease and $1,000,000 aggregate by disease with benefits afforded under the laws of the state or country in which the services are to be performed. Policy will include an alternate employer endorsement providing coverage in the event any employee of Bottler sustains a compensable accidental injury while on work assignment with Company. Insurer for Bottler will be responsible for the Workers’ Compensation benefits due such injured employee;

c)	Commercial Automobile Liability for any owned, non-owned, hired, or borrowed automobile used in the performance of Bottler’s obligations under this Agreement is required in the minimum amount of $25,000,000 combined single limit. If the Bottler is driving a vehicle owned by Company in connection with the performance of its obligations under this Agreement, then the Bottler will be responsible for the cost of repairing any physical damage to the vehicle resulting from Bottler’s use of the vehicle. If the vehicle cannot be repaired, then the Bottler will be responsible for replacing Company’s vehicle;

Bottler will notify Company in writing within sixty (60) days of any cancellation, non-renewal, termination, material change or reduction in coverage.

Bottler’s insurance as outlined above shall be primary and non-contributory coverage.

The coverage territory for the stipulated insurance shall be The United States of America.

Bottler will cause their insurance companies to waive their right of recovery against Company under the Required Policies.

Bottler will be solely responsible for any deductible or self-insured retention.

Classified - Confidential

The above insurance limits may be achieved by a combination of primary and umbrella/excess policies.

The Coca-Cola Company, its subsidiaries, affiliates, authorized bottlers, directors, officers, employees, partners, customers and agents shall be included as an “Additional Insured” on the Bottler’s Commercial General Liability and Commercial Auto Liability policies listed above and shall be evidenced on the certificate of insurance. Prior to the execution of this Agreement and annually upon the anniversary date(s) of the insurance policy’s renewal date(s), the Bottler will furnish Company with a properly executed Certificate of Insurance clearly evidencing compliance with the insurance requirements set forth above. The certificate of insurance should be sent to: The Coca-Cola Company, attn.: General Counsel – Bottler Contracts, 1 Coca-Cola Plaza, Atlanta GA 30313.

The stipulated limits of coverage above shall not be construed as a limitation of any potential liability to Company, and failure to request evidence of this insurance shall not be construed as a waiver of Bottler’s obligation to provide the insurance coverage specified.

Classified - Confidential

SCHEDULE 43(a)

Bottler Representations

1. Representations made by Bottler in Schedule 14(a) Part 2 of this Agreement.

Classified - Confidential